UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number		811-08777

CREDIT SUISSE HIGH YIELD BOND FUND
(Exact name of registrant as specified in charter)

Eleven Madison Avenue, New York, New York			10010
(Address of principal executive offices)			(Zip code)

J. Kevin Gao, Esq. Credit Suisse High Yield Bond Fund Eleven Madison Avenue New York, New York 10010
(Name and address of agent for service)

Registrant’s telephone number, including area code:		(212) 325-2000

Date of fiscal year end:	October 31st

Date of reporting period:	November 1, 2007 to October 31, 2008

Item 1. Reports to Stockholders.

Credit Suisse High Yield Bond Fund
Eleven Madison Avenue
New York, NY 10010

Trustees

Enrique R. Arzac

Chairman of the Board

Terry Fires Bovarnick

James Cattano

Lawrence J. Fox

Steven Rappaport

Officers

George R. Hornig

Chief Executive Officer and President

Martha B. Metcalf

Chief Investment Officer

Emidio Morizio

Chief Compliance Officer

J. Kevin Gao

Chief Legal Officer, Senior Vice President
and Secretary

Michael A. Pignataro

Chief Financial Officer

Cecilia Chau

Treasurer

Investment Adviser

Credit Suisse Asset Management, LLC
Eleven Madison Avenue
New York, NY 10010

Administrator and Custodian

State Street Bank and Trust Co.
225 Franklin Street
Boston, MA 02110

Shareholder Servicing Agent

Computershare Trust Company, N.A.
P.O. Box 43078
Providence, RI 02940-3078

Legal Counsel

Willkie Farr & Gallagher LLP
787 7th Avenue
New York, NY 10019

Independent Registered Public Accounting Firm

PricewaterhouseCoopers LLP
100 East Pratt St.
Baltimore, Maryland 21202

Credit Suisse
High Yield Bond Fund

ANNUAL REPORT
October 31, 2008

Credit Suisse High Yield Bond Fund

Annual Investment Adviser's Report

October 31, 2008 (unaudited)

December 1, 2008

Dear Shareholder:

Performance Summary

11/1/07 – 10/31/08

Fund & Benchmark	Performance
Total Return (based on NAV)[1]	(42.45)%
Total Return (based on market value)[1]	(38.20)%
Merrill Lynch US High Yield Master II Constrained Index[2]	(26.23)%

Market Review: Spreads widen to record levels

For the twelve months ended October 31, 2008, credit markets, including high yield, were volatile. Concerns over subprime mortgages and shelved leveraged buyout deals in 2007 expanded to become questions on overall credit conditions.

The market experienced significant sell-offs in September and October of this year as financial market weakness deepened and losses were experienced across the board from equities to bonds. According to Merrill Lynch, roughly half of the global asset indexes they track posted their worst-ever returns during the month of October. The high yield sector was no exception as the Merrill Lynch US High Yield Master II Constrained Index posted unprecedented losses of -8.11% and -16.46% for September and October, respectively. All told, the Merrill Lynch US High Yield Master II Constrained benchmark posted returns of -26.23% for the annual period ended in October.

High yield spreads widened 1127 basis points versus the Treasury market, and ended the year at +1567 bps, the widest-ever month-end spread level in the history of the Merrill Lynch index. Yields ended the period at 18.80%.

Securities in all ratings classes posted negative returns during the twelve-month period ended October 31, 2008. CCC-rated securities continued to underperform, returning -36.62% for the period, while BB-rated securities outperformed the broad market, despite returning -21.79%.

Corporate bond default rates, as reported by Moody's Investor Services, rose from 1.07% to 2.82%. In conjunction with high yield spreads, the Merrill Lynch distress ratio (defined as a proportion of bonds trading over 1,000 bps) also increased, reaching 71.8%. Finally, in the most recent Federal Loan Officers Survey, the net percentage of respondents reporting tightening standards increased to 74.5% for small companies, and 83.6% for large and medium size firms.

Strategic Review and Outlook: We will remain selective going forward

For the annual period ended October 31, 2008, as would be expected for a leveraged fund in a declining market environment, the Fund underperformed the benchmark based on both NAV and market price. Superior security selection in consumer products and an underweight in the banking sector contributed positively to returns, but security selection in the forestry-paper, broadcast, cable and gaming sectors hurt relative returns. The impact of the ongoing credit crisis on high yield bond values caused the Fund to deleverage in order to meet applicable asset coverage requirements, and, this further hurt Fund performance.

Recent market conditions were characterized by unprecedented volatility as valuation considerations continued to take a backseat to the unwinding of risk positions across the financial markets. Additionally, while valuations have certainly become more attractive, the process of recapitalizing banks and brokers will take some time. Furthermore, uncertainty over this process has weighed heavily on the global macroeconomic environment.

Credit Suisse High Yield Bond Fund

Annual Investment Adviser's Report (continued)

October 31, 2008 (unaudited)

While we believe recent policy initiatives should ultimately help to stabilize the financial markets, we expect conditions to stay volatile as liquidity remains limited and balance sheet repair continues. Going forward, we anticipate that our portfolio strategy will remain selective — paring back riskier issuers where possible and conserving cash. We remain relatively positive on several issuers in the industrial and commercial space sectors. In contrast, we remain cautious with respect to consumer-driven and more cyclical industries, and have sought to limit our exposures in those sectors.

Martha Metcalf Chief Investment Officer*	George Hornig Chief Executive Officer and President**

High yield bonds are lower-quality bonds that are also known as "junk bonds." Such bonds entail greater risks than those found in higher-rated securities.

In addition to historical information, this report contains forward-looking statements that may concern, among other things, domestic and foreign market, industry and economic trends and developments and government regulation and their potential impact on the Fund's investments. These statements are subject to risks and uncertainties and actual trends, developments and regulations in the future, and their impact on the Fund could be materially different from those projected, anticipated or implied. The Fund has no obligation to update or revise forward-looking statements.

  *  Martha B. Metcalf is a Managing Director of Credit Suisse Asset Management, LLC ("Credit Suisse") and head of the U.S. High Yield Management Team. She has served in these capacities since 2005. From 2000 until 2005, she was a Managing Director and Portfolio Manager of Global High Yield Bonds, and head of a global high yield business with responsibility for total return, as well as structured portfolios at Invesco. Prior to her tenure at Invesco, Ms. Metcalf served for over ten years at JPMorgan Investment Management, where she was Vice President and Portfolio Manager for High Yield Corporate Bonds.

  **  George Hornig is a Managing Director of Credit Suisse. He is the Co-Chief Operating Officer of Asset Management and Head of Asset Management Americas. Mr. Hornig has been associated with Credit Suisse since 1999.

1  Assuming reinvestment of dividends of $0.41 per share.

2  The Merrill Lynch US High Yield Master II Constrained Index is an unmanaged index that tracks the performance of below investment-grade U.S. dollar-denominated corporate bonds issued in the U.S. domestic market, where each issuer's allocation is limited to 2% of the index. Investors cannot invest directly in an index.

Credit Suisse High Yield Bond Fund

Annual Investment Adviser's Report

October 31, 2008 (unaudited)

Top Ten Holdings

(% of net assets as of 10/31/08)

Security Description

1.	Texas Competitive Electric Holdings Co. 10.25% 11/1/15	3.11%
2.	General Motors Acceptance Corp. 7.25% 3/2/11	2.00%
3.	Intelsat, Ltd 9.25% 8/15/14	1.73%
4.	The AES Corp. 8% 10/15/17	1.48%
5.	Sprint Nextel Corp. 6% 12/1/16	1.44%
6.	Ford Motor Credit Co. 7% 10/1/13	1.38%
7.	Nextel Communications 5.95% 3/15/14	1.23%
8.	Dynegy Holdings Inc. 8.375% 5/1/16	1.17%
9.	Atlantic Broadband Finance, LLC 9.375% 1/15/14	1.17%
10.	Frontier Communications Corp. 6.625% 3/15/15	1.11%

Credit Quality Breakdown

(% of total investments as of 10/31/08)

S&P Ratings

BBB	1.0%
BB	20.3
B	56.0
CCC	21.4
CC	0.1
D	0.4
NR	0.8
Total	100.0%

Credit Suisse High Yield Bond Fund

Average Annual Returns

October 31, 2008 (unaudited)

	1 Year	3 Years	5 Years	Since Inception
Net Asset Value (NAV)	(42.45)%	(11.17)%	(3.07)%	(2.02)%
Market Value	(38.20)%	(16.79)%	(6.32)%	(3.45)%

Credit Suisse currently waives fees and/or reimburses expenses, without which performance would be lower. Waivers and/or reimbursements are subject to change and may be discontinued at any time. Returns represent past performance. Total investment return at net asset value is based on changes in the net asset value of fund shares and assumes reinvestment of dividends and distributions, if any. Total investment return at market value is based on changes in the market price at which the fund's shares traded on the stock exchange during the period and assumes reinvestment of dividends and distributions, if any, at actual prices pursuant to the fund's dividend reinvestment program. Because the fund's shares trade in the stock market based on investor demand, the fund may trade at a price higher or lower than its NAV. Therefore, returns are calculated based on share price and NAV. Past performance is no guarantee of future results. The current performance of the fund may be lower or higher than the figures shown. The fund's yield, return and market price and NAV will fluctuate. Performance information current to the most recent month-end is available by calling 800-293-1232.

Credit Suisse High Yield Bond Fund

Schedule of Investments

October 31, 2008

Par (000)		Ratings† (S&P/Moody's)	Maturity	Rate%	Value
U.S. CORPORATE BONDS (134.6%)
Aerospace & Defense (1.9%)
$725	BE Aerospace, Inc., Senior Unsecured Notes (Callable 07/01/13 @ $104.25)	(BB+, Ba3)	07/01/18	8.500	$625,313
625	Hawker Beechcraft Acquisition Co., Global Company Guaranteed Notes (Callable 04/01/11 @ $104.44)	(B-, B3)	04/01/15	8.875	365,625
1,275	Hawker Beechcraft Acquisition Co., Global Company Guaranteed Notes (Callable 04/01/12 @ $104.88)	(B-, Caa1)	04/01/17	9.750	720,375
625	TransDigm, Inc., Global Company Guaranteed Notes (Callable 07/15/09 @ $105.81)	(B-, B3)	07/15/14	7.750	503,125
					2,214,438
Agriculture (0.9%)
1,075	Southern States Cooperative, Inc., Rule 144A, Senior Notes (Callable 11/01/08 @ $104.00) ‡	(B-, B3)	11/01/10	11.000	1,037,375
Auto Loans (6.5%)
1,225	Ford Motor Credit Co. LLC, Global Senior Unsecured Notes	(B-, B2)	06/15/10	7.875	823,325
2,900	Ford Motor Credit Co. LLC, Global Senior Unsecured Notes	(B-, B2)	10/01/13	7.000	1,607,899
325	Ford Motor Credit Co. LLC, Senior Unsecured Notes	(B-, B2)	08/10/11	9.875	204,912
1,225	Ford Motor Credit Co. LLC, Senior Unsecured Notes	(B-, B2)	12/15/16	8.000	671,712
1,175	GMAC LLC, Debentures (Callable 01/05/09 @ $100.00)	(B-, Caa1)	04/01/11	6.000	662,236
3,775	GMAC LLC, Senior Unsecured Notes	(B-, Caa1)	03/02/11	7.250	2,324,131
75	GMAC LLC, Senior Unsecured Notes	(B-, Caa1)	12/15/11	6.000	42,357
2,455	GMAC LLC, Senior Unsecured Notes	(B-, Caa1)	12/01/14	6.750	1,241,044
					7,577,616
Auto Parts & Equipment (4.1%)
975	Altra Industrial Motion, Inc., Global Senior Secured Notes (Callable 12/01/08 @ $104.50)	(B+, B1)	12/01/11	9.000	882,375
775	American Axle & Manufacturing, Inc., Company Guaranteed Notes (Callable 03/01/12 @ $103.94)	(B, B2)	03/01/17	7.875	244,125
1,200	American Tire Distributors Holdings, Inc., Global Senior Notes (Callable 04/01/09 @ $105.38)	(CCC+, Caa1)	04/01/13	10.750	930,000
1,123	Goodyear Tire & Rubber Co., Global Senior Unsecured Notes (Callable 07/01/10 @ $104.50)	(BB-, Ba3)	07/01/15	9.000	898,400
750	Lear Corp., Series B, Global Company Guaranteed Notes (Callable 12/01/10 @ $104.25)	(B-, B3)	12/01/13	8.500	288,750
1,225	Stanadyne Corp., Series 1, Global Senior Subordinated Notes (Callable 08/15/09 @ $105.00)	(B-, B3)	08/15/14	10.000	949,375
525	Tenneco, Inc., Global Company Guaranteed Notes (Callable 11/15/09 @ $104.31)	(B, B3)	11/15/14	8.625	250,687
193	Visteon Corp., Global Senior Unsecured Notes	(CCC+, Caa2)	08/01/10	8.250	112,905
498	Visteon Corp., Rule 144A, Senior Unsecured Notes (Callable 12/31/13 @ $105.00) ‡	(CCC+, Caa1)	12/31/16	12.250	171,810
					4,728,427
Automotive (1.7%)
1,970	Ford Motor Co., Global Senior Unsecured Notes	(CCC, Caa1)	07/16/31	7.450	630,400
925	General Motors Corp., Global Senior Unsecured Notes	(B-, Caa3)	01/15/11	7.200	376,938
2,750	General Motors Corp., Senior Unsecured Notes	(B-, Caa3)	07/15/13	7.125	941,875
					1,949,213
Beverages (0.5%)
675	Constellation Brands, Inc., Company Guaranteed Notes	(BB-, Ba3)	09/01/16	7.250	563,625
Brokerage (0.5%)
775	E*TRADE Financial Corp., Global Senior Notes (Callable 06/15/09 @ $104.00)	(B, Ba3)	06/15/11	8.000	585,125
Building & Construction (1.1%)
1,425	Ashton Woods USA/Finance, Global Company Guaranteed Notes (Callable 10/01/10 @ $104.75) ø	(D, C)	10/01/15	9.500	292,125
625	K Hovnanian Enterprises, Inc., Global Company Guaranteed Notes	(CCC, Caa1)	01/15/16	6.250	190,625
900	Standard Pacific Corp., Global Company Guaranteed Notes	(B-, B2)	08/15/15	7.000	544,500
1,000	William Lyon Homes, Inc., Company Guaranteed Notes (Callable 04/15/09 @ $105.38)	(CCC+, Caa2)	04/01/13	10.750	245,000
					1,272,250
Building Materials (4.9%)
1,000	Associated Materials, Inc., Global Senior Discount Notes (Callable 03/01/09 @ $105.62) +	(CCC, Caa2)	03/01/14	0.000	545,000
1,375	Building Materials Corp. of America, Global Secured Notes (Callable 08/01/09 @ $103.88)	(B+, B3)	08/01/14	7.750	955,625
1,150	Coleman Cable, Inc., Global Company Guaranteed Notes (Callable 10/01/09 @ $104.94)	(B+, B2)	10/01/12	9.875	825,125
750	CPG International I, Inc., Global Company Guaranteed Notes (Callable 07/01/09 @ $105.25)	(B, B3)	07/01/13	10.500	487,500

See Accompanying Notes to Financial Statements.

Credit Suisse High Yield Bond Fund

Schedule of Investments (continued)

October 31, 2008

Par (000)		Ratings† (S&P/Moody's)	Maturity	Rate%	Value
U.S. CORPORATE BONDS
Building Materials
$500	Dayton Superior Corp., Company Guaranteed Notes (Callable 11/17/08 @ $100.00)	(CCC+, Caa1)	06/15/09	13.000	$311,250
625	General Cable Corp., Global Company Guaranteed Notes (Callable 04/01/09 @ $102.00) #	(B+, B1)	04/01/15	6.258	365,625
325	Norcraft Cos. LP, Global Company Guaranteed Notes (Callable 11/01/08 @ $104.50)	(B+, B1)	11/01/11	9.000	284,375
750	Norcraft Holdings, Global Senior Discount Notes (Callable 11/17/08 @ $104.88)	(B-, B3)	09/01/12	9.750	618,750
825	Nortek, Inc., Global Senior Subordinated Notes (Callable 09/01/09 @ $104.25)	(CCC, Caa1)	09/01/14	8.500	301,125
1,000	NTK Holdings, Inc., Global Senior Discount Notes (Callable 09/01/09 @ $105.38) +	(CCC, Caa2)	03/01/14	0.000	305,000
525	Ply Gem Industries, Inc., Global Company Guaranteed Notes (Callable 02/15/09 @ $102.25) §	(CCC+, Caa2)	02/15/12	9.000	186,375
750	Ply Gem Industries, Inc., Global Senior Secured Notes (Callable 04/01/11 @ $105.88)	(B, B2)	06/15/13	11.750	498,750
					5,684,500
Chemicals (5.5%)
1,000	Chemtura Corp., Company Guaranteed Notes	(BB, Ba2)	06/01/16	6.875	630,000
1,200	Koppers Holdings, Inc., Global Senior Discount Notes (Callable 11/15/09 @ $104.94) +	(B-, B2)	11/15/14	0.000	966,000
1,125	Momentive Performance Materials, Inc., Global Company Guaranteed Notes (Callable 12/01/10 @ $104.88)	(B, B3)	12/01/14	9.750	635,625
1,050	Momentive Performance Materials, Inc., Global Company Guaranteed Notes (Callable 12/01/11 @ $105.75)	(CCC+, Caa2)	12/01/16	11.500	456,750
275	Nalco Co., Global Company Guaranteed Notes (Callable 11/15/08 @ $104.50)	(B-, B3)	11/15/13	9.000	258,048
1,275	Nalco Finance Holdings, Inc., Global Senior Discounted Notes (Callable 02/01/09 @ $104.50) +	(B, B3)	02/01/14	0.000	1,026,375
1,125	PolyOne Corp., Senior Unsecured Notes	(B+, B1)	05/01/12	8.875	888,750
1,175	Reichhold Industries, Inc., Rule 144A, Senior Notes (Callable 08/15/10 @ $104.50) ‡	(B+, B2)	08/15/14	9.000	1,028,125
675	Terra Capital, Inc., Series B, Global Company Guaranteed Notes (Callable 02/01/12 @ $103.50)	(BB, B1)	02/01/17	7.000	577,125
					6,466,798
Computer Hardware (0.4%)
825	Activant Solutions, Inc., Global Company Guaranteed Notes (Callable 05/01/11 @ $104.75)	(CCC+, Caa1)	05/01/16	9.500	507,375
Consumer Products (2.9%)
950	AAC Group Holding Corp., Rule 144A, Senior Unsecured Notes (Callable 12/08/08 @ $105.13) ‡	(CCC+, Caa1)	10/01/12	10.250	907,250
1,625	Amscan Holdings, Inc., Global Senior Subordinated Notes (Callable 05/01/09 @ $104.38)	(CCC+, Caa1)	05/01/14	8.750	1,064,375
675	Jarden Corp., Company Guaranteed Notes (Callable 05/01/12 @ $103.75)	(B, B3)	05/01/17	7.500	506,250
940	Prestige Brands, Inc., Global Senior Subordinated Notes (Callable 11/10/08 @ $104.63)	(B-, B3)	04/15/12	9.250	878,900
					3,356,775
Consumer/Commercial/Lease Financing (0.2%)
760	Residential Capital LLC, Rule 144A, Secured Notes (Callable 05/15/10 @ $104.81) ‡	(CCC-, Ca)	05/15/15	9.625	193,800
Diversified Capital Goods (3.3%)
925	Esco Corp., Rule 144A, Company Guaranteed Notes (Callable 12/15/08 @ $102.00) #‡	(B, B2)	12/15/13	6.694	707,625
100	Esco Corp., Rule 144A, Company Guaranteed Notes (Callable 12/15/10 @ $104.31) ‡	(B, B2)	12/15/13	8.625	80,500
1,300	RBS Global & Rexnord Corp., Global Company Guaranteed Notes (Callable 08/01/10 @ $104.75)	(B-, B3)	08/01/14	9.500	903,500
750	Sensus Metering Systems, Global Senior Subordinated Notes (Callable 12/15/08 @ $104.31)	(B-, B3)	12/15/13	8.625	618,750
1,025	Titan International, Inc., Global Company Guaranteed Notes	(B-, Caa1)	01/15/12	8.000	917,375
1,138	TriMas Corp., Global Company Guaranteed Notes (Callable 06/15/09 @ $103.29)	(B-, B3)	06/15/12	9.875	631,590
					3,859,340
Electric - Generation (11.1%)
1,325	Dynegy Holdings, Inc., Global Senior Unsecured Notes	(B, B2)	06/01/15	7.500	973,875
1,825	Dynegy Holdings, Inc., Global Senior Unsecured Notes	(B, B2)	05/01/16	8.375	1,359,625
275	Dynegy Holdings, Inc., Global Senior Unsecured Notes	(B, B2)	06/01/19	7.750	185,625
1,175	Edison Mission Energy, Global Senior Unsecured Notes	(BB-, B1)	05/15/17	7.000	935,594
300	Edison Mission Energy, Global Senior Unsecured Notes	(BB-, B1)	05/15/19	7.200	226,500
438	Midwest Generation LLC, Series B, Global Pass Thru Certificates	(BB+, Baa3)	01/02/16	8.560	391,156
1,425	Mirant Americas Generation LLC, Senior Unsecured Notes	(B-, B3)	10/01/21	8.500	1,004,625
25	Mirant Americas Generation, LLC, Senior Unsecured Notes	(B-, B3)	05/01/11	8.300	23,063
447	Mirant Mid Atlantic LLC, Series B, Global Pass Thru Certificates	(BB, Ba1)	06/30/17	9.125	402,538
350	NRG Energy, Inc., Company Guaranteed Notes (Callable 01/15/12 @ $103.69)	(B, B1)	01/15/17	7.375	303,625
550	NRG Energy, Inc., Company Guaranteed Notes (Callable 02/01/11 @ $103.69)	(B, B1)	02/01/16	7.375	475,750

See Accompanying Notes to Financial Statements.

Credit Suisse High Yield Bond Fund

Schedule of Investments (continued)

October 31, 2008

Par (000)		Ratings† (S&P/Moody's)	Maturity	Rate%	Value
U.S. CORPORATE BONDS
Electric - Generation
$100	Reliant Energy, Inc., Senior Unsecured Notes	(B+, B1)	06/15/14	7.625	$77,500
175	Reliant Energy, Inc., Senior Unsecured Notes	(B+, B1)	06/15/17	7.875	134,750
4,725	Texas Competitive Electric Holdings Co. LLC, Series A, Rule 144A, Company Guaranteed Notes (Callable 11/01/11 @ $105.13) ‡	(CCC, B3)	11/01/15	10.250	3,626,437
1,175	Texas Competitive Electric Holdings Co. LLC, Series B, Rule 144A, Company Guaranteed Notes (Callable 11/01/11 @ $105.13) ‡	(CCC, B3)	11/01/15	10.250	901,812
2,225	The AES Corp., Global Senior Unsecured Notes	(BB-, B1)	10/15/17	8.000	1,724,375
175	The AES Corp., Senior Unsecured Notes	(BB-, B1)	03/01/14	7.750	142,625
					12,889,475
Electric - Integrated (0.7%)
925	PNM Resources, Inc., Unsecured Notes	(BB-, Ba2)	05/15/15	9.250	763,125
Electronics (3.4%)
1,375	Amkor Technology, Inc., Global Senior Notes (Callable 05/15/09 @ $103.88)	(B+, B1)	05/15/13	7.750	857,656
111	Ampex Corp., Secured Notes ^ø	(NR, NR)	09/30/09	12.000	100,099
225	Freescale Semiconductor, Inc., Global Company Guaranteed Notes (Callable 12/15/10 @ $104.44)	(B-, B2)	12/15/14	8.875	101,250
2,325	Freescale Semiconductor, Inc., Senior Subordinated Notes	(B-, B3)	12/15/16	10.125	924,188
275	Jabil Circuit, Inc., Global Senior Unsecured Notes	(BB+, Ba1)	03/15/18	8.250	210,375
1,000	Sanmina-SCI Corp., Global Company Guaranteed Notes (Callable 03/01/09 @ $103.38)	(B-, B3)	03/01/13	6.750	685,000
250	Sanmina-SCI Corp., Senior Subordinated Notes (Callable 03/01/11 @ $104.06)	(B-, B3)	03/01/16	8.125	158,750
1,200	Viasystems, Inc., Global Senior Unsecured Notes (Callable 01/15/09 @ $105.25)	(B+, Caa1)	01/15/11	10.500	942,000
					3,979,318
Energy - Exploration & Production (7.1%)
1,125	Berry Petroleum Co., Senior Subordinated Notes (Callable 11/01/11 @ $104.13)	(B+, B3)	11/01/16	8.250	748,125
975	Chaparral Energy, Inc., Global Company Guaranteed Notes (Callable 02/01/12 @ $104.44)	(B-, Caa1)	02/01/17	8.875	502,125
150	Chesapeake Energy Corp., Company Guaranteed Notes	(BB, Ba3)	07/15/13	7.625	128,250
300	Chesapeake Energy Corp., Company Guaranteed Notes	(BB, Ba3)	12/15/18	7.250	228,000
1,450	Chesapeake Energy Corp., Global Company Guaranteed Notes (Callable 01/15/09 @ $103.44)	(BB, Ba3)	01/15/16	6.875	1,170,875
1,000	Encore Acquisition Co., Company Guaranteed Notes (Callable 12/01/10 @ $103.63)	(B, B1)	12/01/17	7.250	662,500
450	Forest Oil Corp., Rule 144A, Company Guaranteed Notes (Callable 06/15/12 @ $103.63) ‡	(B+, B1)	06/15/19	7.250	308,250
975	Hilcorp Energy I, Rule 144A, Senior Unsecured Notes (Callable 06/01/11 @ $104.50) ‡	(BB-, B3)	06/01/16	9.000	716,625
800	Mariner Energy, Inc., Company Guaranteed Notes (Callable 05/15/12 @ $104.00)	(B+, B3)	05/15/17	8.000	476,000
1,350	Petrohawk Energy Corp., Global Company Guaranteed Notes (Callable 07/15/10 @ $104.56)	(B, B3)	07/15/13	9.125	1,046,250
1,400	Plains Exploration & Production Co., Company Guaranteed Notes (Callable 06/15/11 @ $103.88)	(BB, B1)	06/15/15	7.750	1,029,000
900	Range Resources Corp., Company Guaranteed Notes (Callable 10/01/12 @ $103.75)	(BB, Ba3)	10/01/17	7.500	731,250
775	Swift Energy Co, Company Guaranteed Notes (Callable 06/01/12 @ $103.56)	(BB-, B1)	06/01/17	7.125	543,469
					8,290,719
Environmental (0.8%)
1,100	Waste Services, Inc., Global Senior Subordinated Notes (Callable 04/15/09 @ $104.75)	(B-, Caa1)	04/15/14	9.500	885,500
Food & Drug Retailers (1.5%)
1,925	Duane Reade, Inc., Global Company Guaranteed Notes (Callable 08/01/09 @ $102.44)	(CCC-, Caa3)	08/01/11	9.750	1,164,625
75	Stater Brothers Holdings, Inc., Global Company Guaranteed Notes (Callable 04/15/11 @ $103.88)	(B+, B2)	04/15/15	7.750	61,875
575	Stater Brothers Holdings, Inc., Global Company Guaranteed Notes (Callable 06/15/09 @ $102.03)	(B+, B2)	06/15/12	8.125	514,625
					1,741,125
Food - Wholesale (1.2%)
650	Dole Food Co., Inc., Global Company Guaranteed Notes	(B-, Caa1)	05/01/09	8.625	588,250
175	Dole Food Co., Inc., Global Company Guaranteed Notes (Callable 03/15/09 @ $102.22)	(B-, Caa1)	03/15/11	8.875	121,625
1,050	Smithfield Foods, Inc., Senior Unsecured Notes	(BB-, B3)	07/01/17	7.750	666,750
					1,376,625

See Accompanying Notes to Financial Statements.

Credit Suisse High Yield Bond Fund

Schedule of Investments (continued)

October 31, 2008

Par (000)		Ratings† (S&P/Moody's)	Maturity	Rate%	Value
U.S. CORPORATE BONDS
Forestry & Paper (4.1%)
$478	Boise Cascade LLC, Global Company Guaranteed Notes (Callable 10/15/09 @ $103.56)	(BB-, B2)	10/15/14	7.125	$270,070
1,600	Cellu Tissue Holdings, Inc., Global Secured Notes (Callable 03/15/09 @ $100.00)	(B, B2)	03/15/10	9.750	1,288,000
250	Georgia-Pacific Corp., Debentures	(B+, B2)	06/15/15	7.700	175,000
750	Georgia-Pacific Corp., Global Senior Notes	(B+, B2)	01/15/24	8.000	480,000
300	Georgia-Pacific Corp., Rule 144A, Company Guaranteed Notes (Callable 01/15/12 @ $103.56) ‡	(BB-, Ba3)	01/15/17	7.125	210,000
800	Graphic Packaging International Corp., Global Senior Subordinated Notes (Callable 08/15/09 @ $103.17)	(B-, B3)	08/15/13	9.500	552,000
625	Newark Group, Inc., Global Senior Subordinated Notes (Callable 03/15/09 @ $104.88)	(CCC+, Caa1)	03/15/14	9.750	184,375
675	NewPage Corp., Global Company Guaranteed Notes (Callable 05/01/09 @ $106.00)	(CCC+, B3)	05/01/13	12.000	401,625
1,475	Smurfit-Stone Container, Global Senior Unsecured Notes (Callable 07/01/09 @ $101.40)	(B-, B3)	07/01/12	8.375	759,625
1,125	Verso Paper Holdings LLC, Series B, Global Company Guaranteed Notes (Callable 08/01/11 @ $105.69)	(CCC+, B3)	08/01/16	11.375	455,625
75	Verso Paper Holdings LLC, Series B, Global Senior Secured Notes (Callable 08/01/10 @ $104.56)	(B+, B2)	08/01/14	9.125	40,125
					4,816,445
Gaming (6.4%)
1,125	Buffalo Thunder Development Authority, Rule 144A, Secured Notes (Callable 12/15/10 @ $104.69) ‡	(B, B3)	12/15/14	9.375	399,375
200	Caesars Entertainment, Inc., Global Company Guaranteed Notes	(B-, Caa2)	03/15/10	7.875	114,000
1,975	Caesars Entertainment, Inc., Global Company Guaranteed Notes	(B-, Caa2)	05/15/11	8.125	711,000
1,225	CCM Merger, Inc., Rule 144A, Notes (Callable 08/01/09 @ $104.00) ‡	(B-, Caa1)	08/01/13	8.000	728,875
290	Choctaw Resort Development Enterprise, Rule 144A, Senior Notes (Callable 11/15/11 @ $103.63) ‡	(BB-, B1)	11/15/19	7.250	166,750
575	FireKeepers Development Authority, Rule 144A, Senior Secured Notes (Callable 05/01/12 @ $110.50) ‡	(B, B3)	05/01/15	13.875	411,125
625	Fontainebleau Las Vegas Capital Corp., Rule 144A, Second Mortgage Notes (Callable 06/15/11 @ $105.13) ‡	(CCC, Caa1)	06/15/15	10.250	87,500
225	Herbst Gaming, Inc., Global Company Guaranteed Notes (Callable 06/01/09 @ $102.03) ø	(D, C)	06/01/12	8.125	2,250
750	Inn of the Mountain Gods Resort & Casino, Global Senior Secured Notes (Callable 11/15/08 @ $103.00)	(B, B3)	11/15/10	12.000	333,750
1,250	Jacobs Entertainment, Inc., Global Company Guaranteed Notes (Callable 06/15/10 @ $104.88)	(B, B3)	06/15/14	9.750	543,750
950	Majestic Star Casino LLC, Senior Secured Notes (Callable 10/15/09 @ $100.00) ø	(D, Caa3)	10/15/10	9.500	375,250
1,275	Mashantucket Western Pequot Tribe, Rule 144A, Bonds (Callable 11/15/11 @ $104.25) ‡	(BB-, Ba2)	11/15/15	8.500	707,625
1,150	MGM Mirage, Inc., Company Guaranteed Notes	(BB-, Ba3)	04/01/16	6.875	684,250
1,700	MGM Mirage, Inc., Company Guaranteed Notes	(BB-, Ba3)	01/15/17	7.625	1,020,000
175	MGM Mirage, Inc., Global Company Guaranteed Notes	(BB-, Ba3)	04/01/13	6.750	110,250
600	Peermont Global Proprietary Ltd., Rule 144A, Senior Secured Notes (Callable 04/30/10 @ $105.81) ‡	(B, B3)	04/30/14	7.750	369,003
670	Tropicana Finance Corp., Global Senior Subordinated Notes (Callable 12/15/10 @ $104.81) ø	(NR, NR)	12/15/14	9.625	35,175
200	Trump Entertainment Resorts, Inc., Senior Secured Notes (Callable 06/01/10 @ $104.25)	(CCC+, Caa2)	06/01/15	8.500	52,500
775	Turning Stone Resort Casino Enterprise, Rule 144A, Senior Notes (Callable 09/15/10 @ $104.56) ‡	(B+, B1)	09/15/14	9.125	616,125
					7,468,553
Gas Distribution (3.9%)
875	Amerigas Partners LP, Global Senior Unsecured Notes (Callable 05/20/10 @ $103.63)	(NR, Ba3)	05/20/15	7.250	662,812
950	El Paso Corp., Senior Unsecured Notes	(BB-, Ba3)	06/01/18	7.250	717,250
925	El Paso Performance-Linked Trust, Rule 144A, Senior Unsecured Notes ‡	(BB, Ba3)	07/15/11	7.750	775,200
825	Inergy Finance Corp., Global Company Guaranteed Notes (Callable 03/01/11 @ $104.13)	(B+, B1)	03/01/16	8.250	637,313
275	Inergy Finance Corp., Global Senior Unsecured Notes (Callable 12/15/09 @ $103.44)	(B+, B1)	12/15/14	6.875	204,875
550	MarkWest Energy Finance Corp., Series B, Global Senior Notes (Callable 04/15/13 @ $104.38)	(B+, B2)	04/15/18	8.750	398,750
875	Targa Resources Partners LP, Rule 144A, Senior Notes (Callable 07/01/12 @ $104.13) ‡	(B, B2)	07/01/16	8.250	546,875
700	Williams Partners LP, Global Senior Unsecured Notes	(BBB-, Ba2)	02/01/17	7.250	557,302
					4,500,377
Health Services (9.4%)
815	Bausch & Lomb, Inc., Rule 144A, Senior Unsecured Notes (Callable 11/01/11 @ $104.94) ‡	(B, Caa1)	11/01/15	9.875	643,850
50	Biomet, Inc., Global Company Guaranteed Notes (Callable 10/15/12 @ $105.00)	(B-, B3)	10/15/17	10.000	46,250
525	Biomet, Inc., Global Company Guaranteed Notes (Callable 10/15/12 @ $105.81)	(B-, Caa1)	10/15/17	11.625	459,375
650	Community Health Systems, Inc., Global Company Guaranteed Notes (Callable 07/15/11 @ $104.44)	(B, B3)	07/15/15	8.875	547,625
900	HCA, Inc., Global Secured Notes (Callable 11/15/11 @ $104.63)	(BB-, B2)	11/15/16	9.250	767,250
1,300	HCA, Inc., Global Senior Unsecured Notes	(B-, Caa1)	01/15/15	6.375	780,000
1,675	HCA, Inc., Global Senior Unsecured Notes	(B-, Caa1)	02/15/16	6.500	992,437
1,050	HCA, Inc., Senior Unsecured Notes	(B-, Caa1)	02/15/13	6.250	682,500
625	HCA, Inc., Senior Unsecured Notes	(B-, Caa1)	07/15/13	6.750	403,125
675	Healthsouth Corp., Global Company Guaranteed Notes (Callable 06/15/11 @ $105.38)	(CCC+, Caa1)	06/15/16	10.750	614,250

See Accompanying Notes to Financial Statements.

Credit Suisse High Yield Bond Fund

Schedule of Investments (continued)

October 31, 2008

Par (000)		Ratings† (S&P/Moody's)	Maturity	Rate%	Value
U.S. CORPORATE BONDS
Health Services
$525	OMEGA Healthcare Investors, Inc., Global Company Guaranteed Notes (Callable 01/15/11 @ $103.50)	(BB+, Ba3)	01/15/16	7.000	$418,688
750	Stewart Enterprises, Inc., Global Company Guaranteed Notes (Callable 02/15/09 @ $103.13)	(BB-, Ba3)	02/15/13	6.250	620,625
1,550	Tenet Healthcare Corp., Global Senior Unsecured Notes	(B, Caa1)	07/01/14	9.875	1,274,875
500	Tenet Healthcare Corp., Global Senior Unsecured Notes	(B, Caa1)	02/01/15	9.250	415,000
500	Universal Hospital Services, Inc., Global Senior Secured Notes (Callable 06/01/09 @ $102.00) #	(B+, B3)	06/01/15	6.303	342,500
275	Universal Hospital Services, Inc., Global Senior Secured Notes (Callable 06/01/11 @ $104.25)	(B+, B3)	06/01/15	8.500	221,375
1,250	Vanguard Health Holding Co., Global Senior Subordinated Notes (Callable 10/01/09 @ $104.50)	(CCC+, Caa1)	10/01/14	9.000	1,043,750
1,050	VWR Funding, Inc., Series B, Global Company Guaranteed Notes (Callable 07/15/11 @ $105.13)	(B-, Caa1)	07/15/15	10.250	630,000
					10,903,475
Household & Leisure Products (0.9%)
1,000	ALH Finance LLC/ALH Finance Corp., Global Senior Subordinated Notes (Callable 01/15/09 @ 104.25)	(CCC+, B3)	01/15/13	8.500	785,000
500	Ames True Temper, Inc., Global Company Guaranteed Notes (Callable 01/15/09 @ $101.50) #	(CCC+, Caa1)	01/15/12	8.753	297,500
					1,082,500
lnvestments & Misc. Financial Services (0.2%)
700	Nuveen Investments, Inc., Rule 144A, Senior Notes (Callable 11/15/11 @ $105.25) ‡	(B-, B3)	11/15/15	10.500	192,500
Leisure (0.3%)
122	Six Flags Operations, Inc., Rule 144A, Company Guaranteed Notes (Callable 07/15/13 @ $106.12) ‡	(CCC, Caa2)	07/15/16	12.250	65,270
900	Six Flags, Inc., Global Senior Unsecured Notes (Callable 06/01/09 @ $104.81)	(CCC-, Caa3)	06/01/14	9.625	265,500
					330,770
Machinery (0.8%)
850	Baldor Electric Co., Company Guaranteed Notes (Callable 02/15/12 @ $104.31)	(B, B3)	02/15/17	8.625	654,500
450	Terex Corp., Senior Subordinated Notes (Callable 11/15/12 @ $104.00)	(B+, Ba3)	11/15/17	8.000	335,250
					989,750
Media - Broadcast (2.4%)
725	Allbritton Communications Co., Global Senior Subordinated Notes (Callable 12/08/08 @ $103.88)	(B, B2)	12/15/12	7.750	496,625
1,500	Barrington Broadcasting Capital Corp., Global Company Guaranteed Notes (Callable 08/15/10 @ $105.25)	(CCC-, Caa3)	08/15/14	10.500	742,500
1,175	Clear Channel Communications, Inc., Senior Unsecured Notes	(CCC+, Caa1)	09/15/14	5.500	270,250
925	CMP Susquehanna Corp., Global Company Guaranteed Notes (Callable 05/15/10 @ $104.94)	(CCC, Ca)	05/15/14	9.875	189,625
550	Fisher Communications, Inc., Global Company Guaranteed Notes (Callable 09/15/09 @ $104.31)	(B, B2)	09/15/14	8.625	496,375
600	Local TV Finance LLC, Rule 144A, Senior Unsecured Notes (Callable 06/15/11 @ $104.63) ‡	(CCC+, Caa3)	06/15/15	9.250	303,000
750	Univision Communications, Inc., Rule 144A, Senior Notes (Callable 03/15/11 @ $104.88) ‡	(CCC, Caa1)	03/15/15	9.750	157,500
1,525	Young Broadcasting, Inc., Global Senior Subordinated Notes (Callable 01/15/09 @ $104.38)	(CC, Ca)	01/15/14	8.750	116,281
					2,772,156
Media - Cable (6.7%)
1,875	Atlantic Broadband Finance LLC, Global Company Guaranteed Notes (Callable 01/15/09 @ $104.69)	(CCC+, Caa1)	01/15/14	9.375	1,359,375
1,850	CCH I LLC, Global Secured Notes (Callable 10/01/10 @ $105.50)	(CCC, Caa3)	10/01/15	11.000	841,750
1,800	CCH II LLC, Series B, Global Company Guaranteed Notes (Callable 09/15/09 @ $100.00)	(CCC, Caa2)	09/15/10	10.250	1,224,000
792	Charter Communications Holdings LLC, Senior Unsecured Notes (Callable 12/08/08 @ $100.00) §	(CCC, Ca)	04/01/11	9.920	316,800
325	Charter Communications Operating LLC, Rule 144A, Senior Secured Notes ‡	(B-, B3)	04/30/12	8.000	251,875
450	CSC Holdings, Inc., Global Senior Unsecured Notes	(BB, B1)	04/15/12	6.750	391,500
275	CSC Holdings, Inc., Rule 144A, Senior Unsecured Notes (Callable 06/15/12 @ $104.25) ‡	(BB, B1)	06/15/15	8.500	233,750
800	CSC Holdings, Inc., Series B, Senior Unsecured Notes	(BB, B1)	04/01/11	7.625	740,000
500	DirecTV Holdings LLC/DirecTV Financing Co., Global Company Guaranteed Notes (Callable 12/08/08 @ $104.19)	(BB, Ba3)	03/15/13	8.375	471,250
425	DirecTV Holdings LLC/DirecTV Financing Co., Rule 144A, Company Guaranteed Notes (Callable 05/15/12 $103.81) ‡	(BB, Ba3)	05/15/16	7.625	359,125
200	EchoStar DBS Corp., Global Company Guaranteed Notes	(BB-, Ba3)	10/01/13	7.000	167,000
225	EchoStar DBS Corp., Global Company Guaranteed Notes	(BB-, Ba3)	10/01/14	6.625	181,125
775	Mediacom Broadband Corp., Global Senior Unsecured Notes (Callable 10/15/10 @ $104.25)	(B-, B3)	10/15/15	8.500	577,375
825	Mediacom Capital Corp., Global Senior Unsecured Notes (Callable 01/05/09 @ $100.00)	(B-, B3)	02/15/11	7.875	705,375
					7,820,300

See Accompanying Notes to Financial Statements.

Credit Suisse High Yield Bond Fund

Schedule of Investments (continued)

October 31, 2008

Par (000)		Ratings† (S&P/Moody's)	Maturity	Rate%	Value
U.S. CORPORATE BONDS
Media - Services (0.6%)
$1,150	WMG Acquisition Corp., Global Senior Subordinated Notes (Callable 04/15/09 @ $103.69)	(B, B3)	04/15/14	7.375	$718,750
Metals & Mining - Excluding Steel (1.6%)
225	Aleris International, Inc., Global Company Guaranteed Notes (Callable 12/15/10 @ $104.50)	(B-, B3)	12/15/14	9.000	78,750
1,100	Aleris International, Inc., Global Company Guaranteed Notes (Callable 12/15/11 @ $105.00)	(B-, Caa1)	12/15/16	10.000	363,000
800	Freeport-McMoRan Copper & Gold, Inc., Senior Unsecured Notes (Callable 04/01/11 @ $104.13)	(BBB-, Ba2)	04/01/15	8.250	640,741
1,700	Noranda Aluminium Acquisition Corp., Global Company Guaranteed Notes (Callable 05/15/09 @ $101.00) #	(B-, B3)	05/15/15	6.828	773,500
					1,855,991
Non-Food & Drug Retailers (3.9%)
900	Asbury Automotive Group, Inc., Global Company Guaranteed Notes (Callable 03/15/12 @ $103.81)	(B, B3)	03/15/17	7.625	400,500
1,350	Brookstone Company, Inc., Global Secured Notes (Callable 10/15/09 @ $106.00)	(B, Caa1)	10/15/12	12.000	992,250
505	Michaels Stores, Inc., Global Company Guaranteed Notes (Callable 11/01/10 @ $105.00)	(CCC, Caa1)	11/01/14	10.000	229,775
645	Michaels Stores, Inc., Global Company Guaranteed Notes (Callable 11/01/11 @ $105.69)	(CCC, Caa2)	11/01/16	11.375	225,750
1,285	Neiman Marcus Group, Inc., Global Company Guaranteed Notes (Callable 10/15/10 @ $105.19)	(B, B3)	10/15/15	10.375	860,950
1,000	PCA LLC/PCA Finance Corp., Global Company Guaranteed Notes ø	(NR, NR)	08/01/09	11.875	40,000
600	SGS International, Inc., Rule 144A, Global Senior Subordinated Notes (Callable 12/15/09 @ $106.00) ‡	(B-, B3)	12/15/13	12.000	471,000
770	Susser Holdings LLC, Global Company Guaranteed Notes (Callable 12/15/09 @ $105.31)	(B+, B3)	12/15/13	10.625	658,350
100	Yankee Acquisition Corp., Series B, Global Company Guaranteed Notes (Callable 02/15/11 @ $104.25)	(B-, B3)	02/15/15	8.500	57,000
1,225	Yankee Acquisition Corp., Series B, Global Company Guaranteed Notes (Callable 02/15/12 @ $104.88)	(CCC+, Caa1)	02/15/17	9.750	614,031
					4,549,606
Office Equipment (0.2%)
215	IKON Office Solutions, Inc., Global Senior Unsecured Notes (Callable 09/15/10 @ $103.88)	(BB-, Ba3)	09/15/15	7.750	239,725
Oil Field Equipment & Services (0.6%)
550	Bristow Group, Inc., Global Company Guaranteed Notes (Callable 09/15/12 @ $103.75)	(BB, Ba2)	09/15/17	7.500	415,250
450	Key Energy Services, Inc., Global Company Guaranteed Notes (Callable 12/01/11 @ $104.19)	(BB-, B1)	12/01/14	8.375	335,250
					750,500
Packaging (2.9%)
850	Berry Plastics Holding Corp., Global Company Guaranteed Notes (Callable 03/01/11 @ $105.13)	(CCC, Caa2)	03/01/16	10.250	412,250
955	Berry Plastics Holding Corp., Global Senior Secured Notes (Callable 09/15/10 @ $104.44)	(CCC+, Caa1)	09/15/14	8.875	501,375
725	Constar International, Inc., Company Guaranteed Notes (Callable 12/01/08 @ $103.67)	(CCC-, Caa3)	12/01/12	11.000	137,750
325	Crown Cork & Seal Co., Inc., Debentures (Callable 04/15/09 @ $101.53)	(B, B2)	04/15/23	8.000	242,125
50	Graham Packaging Company, Inc., Global Company Guaranteed Notes (Callable 10/15/09 @ $104.25)	(CCC+, Caa1)	10/15/12	8.500	36,750
1,225	Graham Packaging Company, Inc., Global Subordinated Notes (Callable 10/15/09 @ $104.94)	(CCC+, Caa1)	10/15/14	9.875	777,875
769	Pliant Corp., Global Senior Secured Notes (Callable 12/11/08 @ $105.81)	(CCC-, NR)	06/15/09	11.625	572,641
1,000	Solo Cup Co., Global Company Guaranteed Notes (Callable 02/15/09 @ $104.25)	(CCC, Caa2)	02/15/14	8.500	675,000
					3,355,766
Printing & Publishing (2.9%)
1,000	Cenveo Corp., Global Senior Subordinated Notes (Callable 12/01/09 @ $103.94)	(B, B3)	12/01/13	7.875	660,000
1,675	Idearc, Inc., Global Company Guaranteed Notes (Callable 11/15/11 @ $104.00)	(CCC, B3)	11/15/16	8.000	240,781
2,975	R.H. Donnelley Corp., Global Senior Unsecured Notes (Callable 01/15/09 @ $103.44)	(B-, B3)	01/15/13	6.875	699,125
50	R.H. Donnelley, Inc., Rule 144A, Company Guaranteed Notes (Callable 05/15/12 @ $105.88) ‡	(B+, B1)	05/15/15	11.750	19,750
1,800	The Reader's Digest Association, Inc., Global Company Guaranteed Notes (Callable 02/15/12 @ $104.50)	(CCC, Caa1)	02/15/17	9.000	517,500
1,400	TL Acquisitions, Inc., Rule 144A, Senior Notes (Callable 07/15/11 @ $105.25) ‡	(CCC+, Caa1)	01/15/15	10.500	840,000
785	Valassis Communications, Inc., Global Company Guaranteed Notes (Callable 03/01/11 @ $104.13)	(B-, B3)	03/01/15	8.250	427,825
					3,404,981
Railroads (0.4%)
600	Kansas City Southern Railway, Company Guaranteed Notes (Callable 06/01/12 @ $104.00)	(BB-, B2)	06/01/15	8.000	496,500
Restaurants (0.5%)
775	Denny's Holdings, Inc., Global Company Guaranteed Notes (Callable 10/01/09 @ $105.00)	(B, B3)	10/01/12	10.000	592,875

See Accompanying Notes to Financial Statements.

Credit Suisse High Yield Bond Fund

Schedule of Investments (continued)

October 31, 2008

Par (000)		Ratings† (S&P/Moody's)	Maturity	Rate%	Value
U.S. CORPORATE BONDS
Software/Services (2.0%)
$950	First Data Corp., Global Company Guaranteed Notes (Callable 09/30/11 @ $104.94)	(B, B3)	09/24/15	9.875	$612,750
1,275	SunGard Data Systems, Inc., Global Company Guaranteed Notes (Callable 08/15/10 @ $105.13)	(B-, Caa1)	08/15/15	10.250	898,875
1,150	Unisys Corp., Senior Unsubordinated Notes (Callable 01/15/12 @ $106.25)	(B+, B2)	01/15/16	12.500	805,000
					2,316,625
Steel Producers/Products (2.4%)
700	AK Steel Corp., Global Company Guaranteed Notes (Callable 11/10/08 @ $102.58)	(BB-, Ba3)	06/15/12	7.750	563,500
1,275	Rathgibson, Inc., Global Company Guaranteed Notes (Callable 02/15/10 @ $105.62)	(B, B3)	02/15/14	11.250	867,000
1,200	Ryerson, Inc., Rule 144A, Senior Secured Notes (Callable 11/01/11 @ $106.00) ‡	(B+, B2)	11/01/15	12.000	822,000
745	Steel Dynamics, Inc., Rule 144A, Senior Notes (Callable 04/15/12 @ $103.88) ‡	(BB+, Ba2)	04/15/16	7.750	497,287
					2,749,787
Support - Services (5.9%)
300	ARAMARK Corp., Global Company Guaranteed Notes (Callable 02/01/09 @ $102.00) #	(B, B3)	02/01/15	6.301	216,000
450	ARAMARK Corp., Global Senior Unsecured Notes (Callable 02/01/11 @ $104.25)	(B, B3)	02/01/15	8.500	387,000
350	DynCorp. International, Rule 144A, Company Guaranteed Notes (Callable 02/15/09 @ $104.75) ‡	(B, B2)	02/15/13	9.500	301,875
150	Education Management LLC, Global Company Guaranteed Notes (Callable 06/01/10 @ $104.38)	(CCC+, B2)	06/01/14	8.750	110,250
700	Education Management LLC, Global Company Guaranteed Notes (Callable 06/01/11 @ $105.13)	(CCC+, Caa1)	06/01/16	10.250	486,500
600	Hertz Corp., Global Company Guaranteed Notes (Callable 01/01/11 @ $105.25)	(B, B2)	01/01/16	10.500	373,500
750	Iron Mountain, Inc., Company Guaranteed Notes (Callable 11/17/08 @ $101.44)	(B+, B2)	04/01/13	8.625	688,125
1,500	JohnsonDiversey Holdings, Inc., Series B, Global Discount Notes (Callable 05/15/09 @ $101.78)	(CCC+, Caa1)	05/15/13	10.670	1,117,500
1,050	Mobile Services Group, Inc., Global Company Guaranteed Notes (Callable 08/01/10 @ $104.88)	(B+, B2)	08/01/14	9.750	792,750
725	Rental Service Corp., Global Company Guaranteed Notes (Callable 12/01/10 @ $104.75)	(B-, Caa1)	12/01/14	9.500	438,625
475	Sotheby's, Rule 144A, Senior Notes ‡	(BBB-, Ba3)	06/15/15	7.750	282,625
925	Ticketmaster Entertainment,Inc., Rule 144A, Senior Notes (Callable 08/01/12 @ $105.38) ‡	(BB, Ba3)	08/01/16	10.750	781,625
1,150	Travelport LLC, Global Company Guaranteed Notes (Callable 09/01/11 @ $105.94)	(CCC+, Caa1)	09/01/16	11.875	465,750
100	United Rentals North America, Inc., Global Company Guaranteed Notes (Callable 02/15/09 @ $103.25)	(BB-, B1)	02/15/12	6.500	70,500
725	United Rentals North America, Inc., Global Senior Subordinated Notes (Callable 02/15/09 @ $103.50)	(B, B2)	02/15/14	7.000	398,750
					6,911,375
Telecom - Integrated/Services (9.0%)
1,550	Cincinnati Bell, Inc., Global Senior Subordinated Notes (Callable 01/15/09 @ $104.19)	(B-, B2)	01/15/14	8.375	1,127,625
1,800	Frontier Communications Corp., Global Senior Unsecured Notes	(BB, Ba2)	03/15/15	6.625	1,296,000
1,100	Hughes Network Systems LLC, Global Company Guaranteed Notes (Callable 04/15/10 @ $104.75)	(B, B1)	04/15/14	9.500	940,500
2,325	Intelsat Corp., Rule 144A, Senior Unsecured Notes (Callable 08/15/09 @ $104.63) ‡	(BB-, B3)	08/15/14	9.250	2,011,125
25	Intelsat Subsidiary Holding Co., Ltd., Rule 144A, Senior Unsecured Notes (Callable 01/15/10 @ $104.44) ‡	(BB-, B3)	01/15/15	8.875	21,375
1,800	Level 3 Financing, Inc., Global Company Guaranteed Notes (Callable 02/15/09 @ $102.00) #	(CCC+, Caa1)	02/15/15	6.845	828,000
725	Level 3 Financing, Inc., Global Company Guaranteed Notes (Callable 03/15/10 @ $106.13)	(CCC+, Caa1)	03/15/13	12.250	462,187
1,450	Paetec Holding Corp., Series WI, Global Company Guaranteed Notes (Callable 07/15/11 @ $104.75)	(CCC+, Caa1)	07/15/15	9.500	830,125
1,250	Qwest Communications International, Inc., Series B, Global Company Guaranteed Notes (Callable 02/15/09 @ $103.75)	(B+, Ba3)	02/15/14	7.500	865,625
275	Qwest Corp., Global Senior Unsecured Notes	(BBB-, Ba1)	06/15/15	7.625	211,750
775	Time Warner Telecom Holdings, Inc., Global Company Guaranteed Notes (Callable 02/15/09 @ $104.62)	(CCC+, B3)	02/15/14	9.250	631,625
350	Windstream Corp., Global Company Guaranteed Notes	(BB, Ba3)	08/01/13	8.125	289,625
125	Windstream Corp., Global Company Guaranteed Notes (Callable 03/15/12 @ $103.50)	(BB, Ba3)	03/15/19	7.000	76,875
1,100	Windstream Corp., Global Company Guaranteed Notes (Callable 08/01/11 @ $104.31)	(BB, Ba3)	08/01/16	8.625	836,000
					10,428,437
Telecom - Wireless (3.9%)
675	Centennial Cellular Communications Corp., Global Company Guaranteed Notes (Callable 06/15/09 @ $103.38)	(B, B2)	06/15/13	10.125	600,750
75	Cricket Communications, Inc., Global Company Guaranteed Notes (Callable 11/01/10 @ $104.69)	(B-, B3)	11/01/14	9.375	61,313
975	MetroPCS Wireless, Inc., Global Company Guaranteed Notes (Callable 11/01/10 @ $104.63)	(B, Caa1)	11/01/14	9.250	816,562
2,648	Nextel Communications, Inc., Series F, Company Guaranteed Notes (Callable 03/15/09 @ $102.98)	(BB, Baa3)	03/15/14	5.950	1,431,334
2,425	Sprint Nextel Corp., Senior Unsecured Notes	(BB, Baa3)	12/01/16	6.000	1,681,745
					4,591,704

See Accompanying Notes to Financial Statements.

Credit Suisse High Yield Bond Fund

Schedule of Investments (continued)

October 31, 2008

Par (000)		Ratings† (S&P/Moody's)	Maturity	Rate%	Value
U.S. CORPORATE BONDS
Textiles & Apparel (0.5%)
$875	Levi Strauss & Co., Global Senior Notes (Callable 01/15/10 @ $104.88)	(B+, B2)	01/15/15	9.750	$616,875
Theaters & Entertainment (1.0%)
1,675	AMC Entertainment, Inc., Global Senior Subordinated Notes (Callable 03/01/09 @ $104.00)	(CCC+, B2)	03/01/14	8.000	1,197,625
Transportation - Excluding Air/Rail (1.0%)
1,375	Navios Maritime Holdings, Inc., Global Company Guaranteed Notes (Callable 12/15/10 @ $104.75)	(B+, B3)	12/15/14	9.500	1,134,375
TOTAL U.S. CORPORATE BONDS (Cost $236,067,761)					156,710,867
FOREIGN CORPORATE BONDS (11.2%)
Building Materials (0.0%)
1,000	Maax Corp., Global Senior Subordinated Notes (Callable 06/15/09 @ $104.88) (Canada) ø	(NR, NR)	06/15/12	9.750	10,000
Chemicals (0.7%)
875	Ineos Group Holdings PLC, Rule 144A, Company Guaranteed Notes (Callable 02/15/11 @ $104.25) (United Kingdom) ‡	(B-, B3)	02/15/16	8.500	328,125
1,525	LyondellBasell Industries AF SCA, Rule 144A, Senior Secured Notes (Callable 08/15/10 @ $104.19) (Luxembourg) ‡	(CCC+, B3)	08/15/15	8.375	541,375
					869,500
Electronics (1.9%)
1,150	Avago Technologies Finance, Global Company Guaranteed Notes (Callable 12/01/10 @ $105.94) (Singapore)	(B, B3)	12/01/15	11.875	937,250
625	Celestica, Inc., Senior Subordinated Notes (Callable 07/01/09 @ $103.81) (Canada)	(B, B3)	07/01/13	7.625	509,375
1,000	New Asat, Ltd., Global Company Guaranteed Notes (Callable 02/01/09 @ $102.31) (Cayman Islands)	(CCC-, Caa1)	02/01/11	9.250	420,000
900	NXP BV/NXP Funding LLC, Global Company Guaranteed Notes (Callable 10/15/11 @ $104.31) (Netherlands)	(CCC-, Caa3)	10/15/15	8.625	330,961
50	NXP BV/NXP Funding LLC, Global Senior Secured Notes (Callable 10/15/10 @ $103.94) (Netherlands)	(B-, B3)	10/15/14	7.875	25,000
					2,222,586
Energy - Exploration & Production (0.4%)
875	OPTI Canada, Inc., Global Senior Secured Notes (Callable 12/15/10 @ $104.13) (Canada)	(BB+, B1)	12/15/14	8.250	525,000
Forestry & Paper (1.1%)
2,325	Abitibi-Consolidated, Inc., Global Company Guaranteed Notes (Canada)	(CCC+, Caa2)	06/15/11	7.750	523,125
1,000	Smurfit Kappa Funding PLC, Global Senior Subordinated Notes (Callable 01/31/10 @ $103.88) (Ireland)	(B+, B2)	04/01/15	7.750	715,000
					1,238,125
Gaming (0.3%)
600	Codere Finance Luxembourg SA, Rule 144A, Senior Secured Notes (Callable 06/15/10 @ $104.13) (Luxembourg) ‡	(B+, B2)	06/15/15	8.250	346,178
Media - Cable (1.0%)
150	NTL Cable PLC, Global Senior Notes (Callable 08/15/11 @ $104.56) (United Kingdom)	(B-, B2)	08/15/16	9.125	99,750
675	Unitymedia GmbH, Rule 144A, Senior Secured Notes (Callable 02/15/10 @ $105.06) (Germany) ‡	(B, Caa1)	02/15/15	10.125	641,951
500	Virgin Media Finance PLC, Global Company Guaranteed Notes .(Callable 04/15/09 @ $104.88) (United Kingdom)	(B-, B2)	04/15/14	9.750	464,528
					1,206,229
Media - Diversified (0.6%)
975	Quebecor Media, Inc., Global Senior Unsecured Notes (Callable 03/15/11 @ $103.88) (Canada)	(B, B2)	03/15/16	7.750	680,062
Oil Refining & Marketing (0.6%)
875	Petroplus Finance, Ltd., Rule 144A, Company Guaranteed Notes (Callable 05/01/11 @ $103.38) (Bermuda) ‡	(BB-, B1)	05/01/14	6.750	590,625
100	Petroplus Finance, Ltd., Rule 144A, Company Guaranteed Notes (Callable 05/01/12 @ $103.50) (Bermuda) ‡	(BB-, B1)	05/01/17	7.000	66,000
					656,625

See Accompanying Notes to Financial Statements.

Credit Suisse High Yield Bond Fund

Schedule of Investments (continued)

October 31, 2008

Par (000)		Ratings† (S&P/Moody's)	Maturity	Rate%	Value
FOREIGN CORPORATE BONDS
Packaging (0.2%)
$275	Impress Holdings BV, Rule 144A, Company Guaranteed Notes (Callable 09/15/09 @ $109.25) (Netherlands) ‡	(B-, B3)	09/15/14	9.250	$202,254
Pharmaceuticals (0.5%)
775	Elan Finance PLC, Global Company Guaranteed Notes (Callable 12/01/10 @ $104.44) (Ireland)	(B, B3)	12/01/13	8.875	492,125
150	Elan Finance PLC, Global Company Guaranteed Notes (Callable 11/15/08 @ $103.88) (Ireland)	(B, B3)	11/15/11	7.750	100,500
					592,625
Support - Services (0.8%)
1,000	Ashtead Holdings PLC, Rule 144A, Secured Notes (Callable 08/01/10 @ $104.31) (United Kingdom) ‡	(B, B1)	08/01/15	8.625	635,000
525	Carlson Wagonlit BV, Rule 144A, Company Guaranteed Notes (Callable 12/08/08 @ $104.00) (Netherlands) #‡	(B-, B2)	05/01/15	10.713	336,192
					971,192
Telecom - Integrated/Services (1.7%)
1,550	Global Crossing UK Finance, Global Company Guaranteed Notes (Callable 12/15/09 @ $105.38) (United Kingdom)	(B-, B3)	12/15/14	10.750	1,232,250
550	Hellas Telecommunications II SCA, Rule 144A, Company Guaranteed Notes (Callable 01/15/09 @ $102.00) (Luxembourg) #‡	(CCC+, Caa1)	01/15/15	10.503	162,250
650	Nordic Telephone Co. Holdings, Rule 144A, Senior Secured Notes (Callable 05/01/11 @ $104.44) (Denmark) ‡	(B+, B2)	05/01/16	8.875	549,250
					1,943,750
Telecommunications Equipment (0.4%)
875	Nortel Networks, Ltd., Rule 144A, Company Guaranteed Notes (Callable 07/15/11 @ $105.38) (Canada) ‡	(B-, B3)	07/15/16	10.750	465,938
Textiles & Apparel (0.0%)
75	IT Holding Finance SA, Rule 144A, Company Guaranteed Notes (Luxembourg) ‡	(CCC+, B3)	11/15/12	9.875	27,580
Transportation - Excluding Air/Rail (1.0%)
1,450	Ship Finance International, Ltd., Global Company Guaranteed Notes (Callable 12/15/08 @ $104.25) (Bermuda)	(B+, B1)	12/15/13	8.500	1,154,562
TOTAL FOREIGN CORPORATE BONDS (Cost $22,871,214)					13,112,206
Number of Shares
COMMON STOCK (0.0%)
Chemicals (0.0%)
4,893	Huntsman Corp. (Cost $34,459)				49,420
WARRANTS (0.0%)
Electronics (0.0%)
204,293	Viasystems, Inc., strike price $25.31, expires 01/31/10 *^ (Cost $3,772,613)				2,043
SHORT-TERM INVESTMENT (0.2%)
250,163	State Street Navigator Prime Portfolio §§ (Cost $250,163)				250,163
TOTAL INVESTMENTS AT VALUE (146.0%) (Cost $262,996,210)					170,124,699
LIABILITIES IN EXCESS OF OTHER ASSETS (-46.0%)					(53,632,644)
NET ASSETS (100.0%)					$116,492,055

See Accompanying Notes to Financial Statements.

Credit Suisse High Yield Bond Fund

Schedule of Investments (continued)

October 31, 2008

    INVESTMENT ABBREVIATION

  NR = Not Rated

†  Credit ratings given by the Standard & Poor's Division of The McGraw-Hill Companies, Inc. ("S&P") and Moody's Investors Service, Inc. ("Moody's") are unaudited.

‡  Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At October 31, 2008, these securities amounted to a value of $27,846,312 or 23.9% of net assets.

+  Step Bond - The interest rate is as of October 31, 2008 and will reset at a future date.

#  Variable rate obligations - The interest rate is the rate as of October 31, 2008.

ø  Bond is currently in default.

*  Non-income producing security.

^  Not readily marketable security; security is valued at fair value as determined in good faith by, or under the direction of, the Board of Trustees.

§  Security or portion thereof is out on loan.

§§  Represents security purchased with cash collateral received for securities on loan.

See Accompanying Notes to Financial Statements.

Credit Suisse High Yield Bond Fund

Statement of Assets and Liabilities

October 31, 2008

Assets
Investments at value, including collateral for securities on loan of $250,163 (Cost $262,996,210) (Note 2)	$170,124,699 [1]
Foreign currency at value (cost $154,655)	73,039
Interest receivable	6,548,302
Receivable for investments sold	406,196
Unrealized appreciation on forward currency contracts (Note 2)	308,364
Prepaid expenses and other assets	21,396
Total Assets	177,481,996
Liabilities
Advisory fee payable (Note 3)	326,199
Administrative services fee payable (Note 3)	25,495
Loan payable (Note 4)	58,610,000
Due to custodian	1,281,995
Interest payable (Note 4)	379,186
Payable upon return of securities loaned (Note 2)	250,163
Trustees' fee payable	34,424
Other accrued expenses payable	82,479
Total Liabilities	60,989,941
Net Assets
Applicable to 55,737,609 shares outstanding	$116,492,055
Net Assets
Capital stock, $.001 par value (Note 6)	$55,738
Paid-in capital (Note 6)	410,315,782
Accumulated net investment income	567,020
Accumulated net realized loss on investments, swap contracts and foreign currency transactions	(201,848,906)
Net unrealized depreciation on investments and foreign currency translations	(92,597,579)
Net Assets	$116,492,055
Net Asset Value Per Share ($116,492,055 / 55,737,609)	$2.09
Market Price Per Share	$1.97

1  Including $244,371 of securities on loan.

See Accompanying Notes to Financial Statements.

Credit Suisse High Yield Bond Fund

Statement of Operations

For the Year Ended October 31, 2008

Investment Income (Note 2)
Interest	$28,927,775
Securities lending	706,540
Total investment income	29,634,315
Expenses
Investment advisory fees (Note 3)	2,601,008
Administrative services fees (Note 3)	126,062
Interest Expense (Note 4)	4,327,766
Legal fees	170,148
Trustees' fees (Note 3)	88,774
Printing fees (Note 3)	59,905
Audit and tax fees	39,498
Transfer agent fees	18,397
Custodian fees	16,784
Stock exchange listing fees	15,127
Insurance expense	6,646
Miscellaneous expense	13,896
Total expenses	7,484,011
Less: fees waived (Note 3)	(269,869)
Net expenses	7,214,142
Net investment income	22,420,173
Net Realized and Unrealized Gain (Loss) from Investments, Swap Contracts and Foreign Currency Related Items
Net realized loss from investments	(29,773,438)
Net realized loss from swap contracts	(59,097)
Net realized gain from foreign currency transactions	536,396
Net change in unrealized appreciation (depreciation) from investments	(83,214,438)
Net change in unrealized appreciation (depreciation) from swap contracts	131,115
Net change in unrealized appreciation (depreciation) from foreign currency translations	333,514
Net realized and unrealized loss from investments, swap contracts and foreign currency related items	(112,045,948)
Net decrease in net assets resulting from operations	$(89,625,775)

See Accompanying Notes to Financial Statements.

Credit Suisse High Yield Bond Fund

Statements of Changes in Net Assets

	For the Year Ended October 31, 2008	For the Year Ended October 31, 2007
From Operations
Net investment income	$22,420,173	$22,440,607
Net realized gain (loss) from investments, swap contracts and foreign currency transactions	(29,296,139)	4,262,257
Net change in unrealized depreciation from investments, swap contracts and foreign currency translations	(82,749,809)	(9,001,387)
Net increase (decrease) in net assets resulting from operations	(89,625,775)	17,701,477
From Dividends
Dividends from net investment income	(22,627,498)	(22,135,443)
Net decrease in net assets resulting from dividends	(22,627,498)	(22,135,443)
From Capital Share Transactions (Note 6)
Issuance of 6,420 and 0 shares through the directors compensation plan (Note 3)	21,443	—
Reinvestment of dividends	—	1,392,911
Net increase in net assets from capital share transactions	21,443	1,392,911
Net decrease in net assets	(112,231,830)	(3,041,055)
Net Assets
Beginning of year	228,723,885	231,764,940
End of year	$116,492,055	$228,723,885
Accumulated net investment income (loss)	$567,020	$(321,142)

See Accompanying Notes to Financial Statements.

Credit Suisse High Yield Bond Fund

Statement of Cash Flows

For the Year Ended October 31, 2008

Cash flows from operating activities
Interest and securities lending income received	$29,220,375
Operating expenses paid	(7,242,212)
Sales/maturities of short-term securities, net	2,354,000
Purchases of long-term securities	(134,372,618)
Proceeds from sales of long-term securities	180,276,380
Net cash provided by operating activities		$70,235,925
Cash flows from financing activities
Decrease in loan payable	(48,890,000)
Proceeds from issuance of shares	21,443
Cash dividends paid	(22,627,498)
Net cash used in financing activities		(71,496,055)
Net decrease in cash		(1,260,130)
Cash — beginning of year		51,174
Due to custodian — end of year		$(1,208,956)
RECONCILIATION OF NET DECREASE IN NET ASSETS FROM OPERATIONS TO NET CASH PROVIDED BY OPERATING ACTIVITIES
Net decrease in net assets resulting from operations		$(89,625,775)
Adjustments to reconcile net decrease in net assets from operations to net cash provided by operating activities
Decrease in interest receivable	$1,390,028
Decrease in swap contracts at value	(131,115)
Decrease in accrued expenses	(32,989)
Decrease in interest payable	(167,810)
Decrease in prepaid expenses and other assets	71,319
Increase in advisory fees payable	101,410
Net amortization of discount on investments	(1,803,968)
Purchases of long-term securities	(134,372,618)
Proceeds from sales of long-term securities	180,276,380
Sales/maturities of short-term securities, net	2,354,000
Net change in unrealized depreciation on investments, and foreign currencies	88,291,562
Net realized loss on investments, foreign currencies and swap contracts	23,885,501
Total adjustments		159,861,700
Net cash provided by operating activities		$70,235,925
Non-cash activity:
Dividend reinvestments		$—

See Accompanying Notes to Financial Statements.

This page intentionally left blank

Credit Suisse High Yield Bond Fund

Financial Highlights

	Year Ended
Per share operating performance	10/31/08	10/31/07	10/31/06	10/31/05	10/31/04	10/31/03	10/31/02	10/3101	10/31/00	10/31/99
Net asset value, beginning of year	$4.10	$4.18	$4.12	$4.53	$4.34	$3.53	$4.49	$6.16	$7.98	$8.36
INVESTMENT OPERATIONS
Net investment income	0.40[1]	0.40[1]	0.40	0.47	0.53	0.55	0.65[1]	0.84	0.96[1]	0.98
Net gain (loss) on investments, swap contracts and foreign currency related items (both realized and unrealized)	(2.00)	(0.08)	0.11	(0.35)	0.24	0.87	(0.80)	(1.63)	(1.80)	(0.38)
Total from investment operations	(1.60)	0.32	0.51	0.12	0.77	1.42	(0.15)	(0.79)	(0.84)	0.60
LESS DIVIDENDS
Dividends from net investment income	(0.41)	(0.40)	(0.42)	(0.51)	(0.58)	(0.61)	(0.71)	(0.86)	(0.98)	(0.98)
Return of capital	—	—	(0.03)	(0.02)	—	—	(0.10)	(0.02)	—	—
Total dividends	(0.41)	(0.40)	(0.45)	(0.53)	(0.58)	(0.61)	(0.81)	(0.88)	(0.98)	(0.98)
Offering costs charged to paid-in-capital	—	—	—	—	—	—	—	—	—	0.00[2]
Net asset value, end of year	$2.09	$4.10	$4.18	$4.12	$4.53	$4.34	$3.53	$4.49	$6.16	$7.98
Per share market value, end of year	$1.97	$3.65	$4.50	$4.77	$5.24	$4.76	$4.10	$5.07	$6.19	$8.06
Total return (market value)[3]	(38.20)%	(10.72)%	5.23%	2.71%	25.49%	35.07%	(2.15)%	(3.21)%	(12.15)%	(5.71)%
RATIOS AND SUPPLEMENTAL DATA
Net assets, end of year (000s omitted)	$116,492	$228,724	$231,765	$255,760	$244,523	$229,255	$180,889	$219,440	$286,838	$358,679
Average debt per share	$1.69	$1.98	$1.96	$2.05	$2.05	$1.81	$1.99	$2.49	$3.47	$3.18
Ratio of expenses to average net assets	3.76%	4.11%	4.20%	3.27%	2.51%	2.57%	2.91%	4.29%	4.81%	3.62%
Ratio of expenses to average net assets excluding interest expense	1.50%	1.37%	1.65%	1.68%	1.70%	1.73%	1.78%	1.73%	1.61%	1.53%
Ratio of net investment income to average net assets	11.68%	9.48%	9.67%	10.72%	11.99%	13.85%	15.17%	15.22%	12.90%	11.24%
Decrease reflected in above operating expense ratios due to waivers/reimbursements	0.15%	0.15%	—	—	—	—	—	—	—	—
Portfolio turnover rate	32.01%	49.18%	61.91%	31.05%	12.10%	15.96%	33.22%	46.11%	31.29%	60.23%

1  Based on average shares outstanding.

2  Amount rounds to less than $0.01.

3  Total return is based on the change in market price of a share during the period and assumes reinvestment of dividends and distributions at actual prices pursuant to the Fund's Dividend Reinvestment Plan. Total return based on market value, which can be significantly higher or lower than the net asset value, may result in substantially different returns.

See Accompanying Notes to Financial Statements.

See Accompanying Notes to Financial Statements.

Credit Suisse High Yield Bond Fund

Notes to Financial Statements

October 31, 2008

Note 1. Organization

Credit Suisse High Yield Bond Fund (the "Fund") is a business trust organized under the laws of the State of Delaware on April 30, 1998. The Fund is registered with the Securities and Exchange Commission under the Investment Company Act of 1940, as amended ("Investment Company Act"), as a non-diversified, closed-end management investment company. The Fund's primary objective is to seek high current income.

Note 2. Significant Accounting Policies

A) SECURITY VALUATION — The net asset value of the Fund is determined daily as of the close of regular trading on the New York Stock Exchange, Inc. (the "Exchange") on each day the Exchange is open for business. Debt securities with a remaining maturity greater than 60 days are valued in accordance with the price supplied by a pricing service, which may use a matrix, formula or other objective method that takes into consideration market indices, yield curves and other specific adjustments. Debt obligations that will mature in 60 days or less are valued on the basis of amortized cost, which approximates market value, unless it is determined that using this method would not represent fair value. Equity investments are valued at market value, which is generally determined using the closing price on the exchange or market on which the security is primarily traded at the time of valuation ("Valuation Time"). If no sales are reported, equity investments are generally valued at the most recent bid quotation as of the Valuation Time or at the lowest asked quotation in the case of a short sale of securities. Investments in mutual funds are valued at the mutual fund's closing net asset value per share on the day of valuation. Securities and other assets for which market quotations are not readily available, or whose values have been materially affected by events occurring before the Fund's Valuation Time but after the close of the securities' primary markets, are valued at fair value as determined in good faith by, or under direction of, the Board of Trustees under procedures established by the Board of Trustees. At October 31, 2008, the Fund held 0.09% of its net assets in securities valued at fair value as determined in good faith under procedures established by the Board of Trustees with an aggregate cost of $3,772,613 and fair value of $102,142. The Fund's estimate of fair value assumes a willing buyer and a willing seller neither acting under the compulsion to buy or sell. Although these securities may be resold in privately negotiated transactions, the prices realized on such sales could differ from the prices originally paid by the Fund or the current carrying values, and the difference could be material.

B) FOREIGN CURRENCY TRANSACTIONS — The books and records of the Fund are maintained in U.S. dollars. Transactions denominated in foreign currencies are recorded at the current prevailing exchange rates. All assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at the current exchange rate at the end of the period. Translation gains or losses resulting from changes in the exchange rate during the reporting period and realized gains and losses on the settlement of foreign currency transactions are reported in the results of operations for the current period. The Fund does not isolate that portion of realized gains and losses on investments in equity securities which is due to changes in the foreign exchange rate from that which is due to changes in market prices of equity securities. The Fund isolates that portion of realized gains and losses on investments in debt securities which is due to changes in the foreign exchange rate from that which is due to changes in market prices of debt securities.

C) SECURITY TRANSACTIONS AND INVESTMENT INCOME — Security transactions are accounted for on a trade date basis. Interest income is recorded on the accrual basis. The Fund amortizes premiums and accretes discounts using the effective interest method. Dividends are recorded on the ex-dividend date. The cost of investments sold is determined by use of the specific identification method for both financial reporting and income tax purposes.

Credit Suisse High Yield Bond Fund

Notes to Financial Statements (continued)

October 31, 2008

D) DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS — The Fund declares and pays dividends on a monthly basis. Distributions of net realized capital gains, if any, are declared and paid at least annually. However, to the extent that a net realized capital gain can be reduced by a capital loss carryforward, such gain will not be distributed. Income dividends and capital gain distributions are determined in accordance with income tax regulations, which may differ from accounting principles generally accepted in the United States of America ("GAAP").

The Fund's dividend policy is to distribute substantially all of its net investment income to its shareholders on a monthly basis. However, in order to provide shareholders with a more consistent yield to the current trading price of shares of beneficial interest of the Fund, the Fund may at times pay out less than the entire amount of net investment income earned in any particular month and may at times in any month pay out such accumulated but undistributed income in addition to net investment income earned in that month. As a result, the dividends paid by the Fund for any particular month may be more or less than the amount of net investment income earned by the Fund during such month.

E) FEDERAL INCOME TAXES — No provision is made for federal taxes as it is the Fund's intention to continue to qualify for and elect the tax treatment applicable to regulated investment companies under the Internal Revenue Code of 1986, as amended, and to make the requisite distributions to its shareholders, which will be sufficient to relieve it from federal income and excise taxes.

During June 2006, the Financial Accounting Standards Board ("FASB") issued FASB Interpretation 48 ("FIN 48" or the "Interpretation"), Accounting for Uncertainty in Income Taxes — an interpretation of FASB statement 109. The Fund has reviewed its' current tax positions and has determined that no provision for income tax is required in the Fund's financial statements. The Fund's federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service.

F) SHORT-TERM INVESTMENTS — The Fund, together with other funds/portfolios advised by Credit Suisse Asset Management, LLC ("Credit Suisse"), an indirect, wholly-owned subsidiary of Credit Suisse Group AG, pools available cash into either a short-term variable rate time deposit issued by State Street Bank and Trust Company ("SSB"), the Fund's custodian, or a money market fund advised by Credit Suisse. The short-term time deposit issued by SSB is a variable rate account classified as a short-term investment.

G) CASH FLOW INFORMATION — Cash, as used in the Statement of Cash Flows, is the amount reported in the Statement of Assets and Liabilities. The Fund invests in securities and distributes dividends from net investment income and net realized gains, if any (which are either paid in cash or reinvested at the discretion of shareholders). These activities are reported in the Statement of Changes in Net Assets. Information on cash payments is presented in the Statement of Cash Flows. Accounting practices that do not affect reporting activities on a cash basis include unrealized gain or loss on investment securities and accretion or amortization income recognized on investment securities.

H) USE OF ESTIMATES — The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from these estimates.

I) SECURITIES LENDING — Loans of securities are required at all times to be secured by collateral at least equal to 102% of the market value of domestic securities on loan (including any accrued interest thereon). Cash collateral received by the Fund in connection with securities lending activity may be pooled together with cash collateral for

Credit Suisse High Yield Bond Fund

Notes to Financial Statements (continued)

October 31, 2008

other funds/portfolios advised by Credit Suisse and may be invested in a variety of investments, including certain Credit Suisse-advised funds, funds advised by SSB, the Fund's securities lending agent, or money market instruments. However, in the event of default or bankruptcy by the other party to the agreement, realization and/or retention of the collateral may be subject to legal proceedings.

SSB has been engaged by the Fund to act as the Fund's securities lending agent. The Fund's securities lending arrangement provides that the Fund and the Borrower will share the net income earned from the securities lending activities. During the year ended October 31, 2008, total earnings from the Fund's investment in cash collateral received in connection with securities lending arrangements was $2,598,946, of which $1,717,590 was rebated to borrowers (brokers). The Fund retained $706,540 in income from the cash collateral investment, and SSB, as lending agent, was paid $174,816. The Fund may also be entitled to certain minimum amounts of income from its securities lending activities. Securities lending income is accrued as earned.

J) FORWARD FOREIGN CURRENCY CONTRACTS — The Fund may enter into forward foreign currency contracts for the purchase or sale of a specific foreign currency at a fixed price on a future date. Risks may arise upon entering into these contracts from the potential inability of counterparties to meet the terms of their contracts and from unanticipated movements in the value of a foreign currency. The Fund will enter into forward foreign currency contracts primarily for hedging purposes. Forward foreign currency contracts are adjusted by the daily forward exchange rate of the underlying currency and any gains or losses are recorded for financial statement purposes as unrealized until the contract settlement date or an offsetting position is entered into. At October 31, 2008, the Fund had the following open forward foreign currency contracts:

Forward Foreign Currency to be Purchased (Local)		Forward Foreign Currency to be Sold (Local)		Expiration Date	Value on Settlement Date	Current Value	Unrealized Appreciation/ (Depreciation)
USD	3,567,064	EUR	2,614,000	01/09/09	$(3,567,064)	$(3,309,062)	$258,002
USD	654,518	GBP	375,250	01/09/09	$(654,518)	$(604,156)	50,362
Total							$308,364

Currency Abbreviations:

EUR — Euro Currency

GBP — British Pound

USD — United States Dollar

K) CREDIT DEFAULT SWAPS — The Fund may enter into credit default swap agreements either as a buyer or seller. The Fund may buy a credit default swap to attempt to mitigate the risk of default or credit quality deterioration in one or more individual holdings or in a segment of the fixed income securities market. The Fund may sell a credit default swap in an attempt to gain exposure to an underlying issuer's credit quality characteristics without investing directly in that issuer.

The Fund bears the risk of loss of the amount expected to be received under a credit default swap agreement in the event of the default or bankruptcy of the counterparty. The Fund will enter into swap agreements only with counterparties that meet certain standards of creditworthiness (generally, such counterparties would have to be eligible counterparties under the terms of the fund's repurchase agreement guidelines). Credit default swap agreements are generally valued at a price at which the counterparty to such agreement would terminate the agreement. At October 31, 2008, the Fund had no outstanding credit default swap contracts.

Credit Suisse High Yield Bond Fund

Notes to Financial Statements (continued)

October 31, 2008

Note 3. Transactions with Affiliates and Related Parties

The Fund has entered into an Investment Advisory Agreement (the "Advisory Agreement") with Credit Suisse. The Advisory Agreement provides for a fee at the annual rate of 1.00% of the first $250 million of the average weekly value of the Fund's total assets minus the sum of liabilities (other than aggregate indebtedness constituting leverage) and 0.75% of the average weekly value of the Fund's total assets minus the sum of liabilities (other than aggregate indebtedness constituting leverage) greater than $250 million. Effective January 1, 2007, Credit Suisse agreed to waive 0.15% of the fees payable under the Advisory Agreement. For the year ended October 31, 2008, investment advisory fees earned and voluntarily waived were $2,601,008 and $269,869, respectively.

SSB serves as Accounting and Administrative Agent for the Fund. For its administrative services, SSB receives a fee, exclusive of out-of-pocket expenses, calculated in total for all the Credit Suisse funds/portfolios co-administered by SSB and allocated based upon the relative average net assets of each fund/portfolio, subject to an annual minimum fee. For the year ended October 31, 2008, administrative services fees earned by SSB (including out-of-pocket expenses) were $126,062.

The Independent Trustees receive fifty percent (50%) of their annual retainer in the form of shares purchased by the Fund's transfer agent in the open market. Beginning in 2008, the Independent Trustees can elect to receive up to 100% of their annual retainer in shares of the Fund. During the fiscal year ended October 31, 2008, 6,420 shares were issued through the directors compensation plan. Trustees as a group own less than 1% of the Funds outstanding shares.

Merrill Corporation ("Merrill"), an affiliate of Credit Suisse, has been engaged by the Fund to provide certain financial printing and fulfillment services. For the year ended October 31, 2008, Merrill was paid $45,708 for its services to the Fund.

Note 4. Line of Credit

The Fund has a $150 million line of credit provided by Citibank North America, Inc., under a Revolving Credit and Security Agreement (the "Citibank Agreement") dated April 12, 2002, as amended from time to time, primarily to leverage its investment portfolio. Under the Citibank Agreement, the Fund may borrow the lesser of $150 million or 33 1/3% of its gross assets. Interest is payable at the Bank's Base Rate plus a commission of 0.05%. Effective June 2008, the maximum amount permitted to be borrowed under the line of credit was reduced to $115 million. The Citibank Agreement requires, among other provisions, that the percentage obtained by dividing total indebtedness for money borrowed by total assets of the Fund shall not exceed 33 1/3%. At October 31, 2008 the Fund had loans outstanding under the Citibank Agreement of $58,610,000. During the year ended October 31, 2008 the fund had borrowings under the agreement as follows:

Average Daily Loan Balance	Weighted Average Interest Rate%	Maximum Daily Loan Outstanding
$94,166,926	3.661%	$107,500,000

In December 2008, the Citibank Agreement was terminated and replaced by a line of credit with SSB (the "SSB Agreement"), dated December 12, 2008, primarily to leverage its investment portfolio. Under the SSB Agreement, the Fund may borrow the least of: a) $75,000,000; b) an amount that is no greater than 25% of the Fund's total assets minus the sum of liabilities (other than aggregate indebtedness constituting leverage); and c) the Borrowing Base as defined in the SSB Agreement. The SSB Agreement is subject to annual renewal in December 2009.

Credit Suisse High Yield Bond Fund

Notes to Financial Statements (continued)

October 31, 2008

The use of leverage by the Fund creates an opportunity for increased net income and capital appreciation for the Fund, but, at the same time, creates special risks, and there can be no assurance that a leveraging strategy will be successful during any period in which it is employed. The Fund intends to utilize leverage to provide the shareholders with a potentially higher return. Leverage creates risks for shareholders including the likelihood of greater volatility of net asset value and market price of the Fund's shares and the risk that fluctuations in interest rates on borrowings and short-term debt may affect the return to shareholders. To the extent the income or capital appreciation derived from securities purchased with funds received from leverage exceeds the cost of leverage, the Fund's return will be greater than if leverage had not been used. Conversely, if the income or capital appreciation from the securities purchased with such funds is not sufficient to cover the cost of leverage, the return to the Fund will be less than if leverage had not been used, and therefore the amount available for distribution to shareholders as dividends and other distributions will be reduced. In the latter case, Credit Suisse in its best judgment nevertheless may determine to maintain the Fund's leveraged position if it deems such action to be appropriate under the circumstances. During periods in which the Fund is utilizing leverage, the Management Fee will be higher than if the Fund did not utilize a leveraged capital structure because the fee is calculated as a percentage of the Managed Assets, including those purchased with leverage.

Certain types of borrowings by the Fund may result in the Fund's being subject to covenants in credit agreements, including those relating to asset coverage and portfolio composition requirements. The Fund's lenders may establish guidelines for borrowing which may impose asset coverage or portfolio composition requirements that are more stringent than those imposed by the Investment Company Act. There is no guarantee that the Fund's borrowing arrangements or other arrangements for obtaining leverage will continue to be available, or if available, will be available on terms and conditions acceptable to the Fund. Expiration or termination of available financing for leveraged positions, can result in adverse effects to its access to liquidity and its ability to maintain leverage positions, and may cause the Fund to incur losses. Unfavorable economic conditions also could increase funding costs, limit access to the capital markets or result in a decision by lenders not to extend credit to the Fund. In addition, a decline in market value of the Fund's assets may have particular adverse consequences in instances where they have borrowed money based on the market value of those assets. A decrease in market value of those assets may result in the lender requiring the Fund to sell assets at a time when it may not be in the Fund's best interest to do so.

Note 5. Purchases and Sales of Securities

For the year ended October 31, 2008, purchases and sales of investment securities (excluding short-term investments) were $88,609,391 and $130,929,249, respectively.

Note 6. Fund Shares

The Fund has one class of shares of beneficial interest, par value $.001 per share; an unlimited number of shares are authorized. Transactions in shares of beneficial interest were as follows:

	For the Year Ended October 31, 2008	For the Year Ended October 31, 2007
Shares issued through the directors compensation plan	6,420	—
Shares issued through reinvestment of dividends	—	321,187

Note 7. Concentration of Risk

The Fund invests in securities offering high current income, which generally will be in the lower rating categories of recognized ratings agencies (commonly known as "junk bonds").

Credit Suisse High Yield Bond Fund

Notes to Financial Statements (continued)

October 31, 2008

These securities generally involve more credit risk than securities in the higher rating categories. In addition, the trading market for high yield securities may be relatively less liquid than the market for higher-rated securities. The Fund's use of leverage also increases exposure to capital risk.

Note 8. Federal Income Taxes

Income and capital gain distributions are determined in accordance with federal income tax regulations, which may differ from GAAP.

The tax characteristics of dividends and distributions paid during the years ended October 31, 2008 and 2007 by the Fund were as follows:

Ordinary Income
2008	2007
$22,627,498	$22,135,443

The tax basis components of distributable earnings differ from the amounts reflected in the Statement of Assets and Liabilities by temporary book/tax differences. These differences are primarily due to losses deferred on wash sales and securities lending transactions, foreign currency gain/(loss), income from defaulted bonds and mark to market of forward contracts and swap contracts. At October 31, 2008, the components of distributable earnings on a tax basis for the Fund were as follows:

Undistributed net investment income	$1,177,579
Accumulated realized loss	(195,605,628)
Unrealized depreciation	(99,451,416)
$(293,879,465)

At October 31, 2008, the Fund had capital loss carryforwards of available to offset possible future capital gains as follows:

Expires October 31,
2009	2010	2011	2012	2013	2014	2016
$68,628,620	$77,916,490	$8,291,239	$6,096,544	$1,583,878	$8,944,708	$24,144,149

During the tax year ended October 31, 2008, the Fund did not utilize any of the capital loss carryforward, and had $37,573,747 of capital loss carryforward expire.

It is unlikely that the Fund will realize the full benefit of these losses prior to expiration.

At October 31, 2008, the identified cost for federal income tax purposes, as well as the gross unrealized appreciation from investments for those securities having an excess of value over cost, gross unrealized depreciation from investments for those securities having an excess of cost over value and the net unrealized depreciation from investments were $269,541,680, $44,280, $(99,461,261) and $(99,416,981), respectively

At October 31, 2008, the Fund reclassified $1,095,487 to net investment income and $36,479,869 to accumulated net realized loss from investments from paid in capital, to adjust for current period permanent book/tax differences which arose principally from differing book/tax treatments on sales of defaulted bonds, foreign currency gain/(loss), capital loss carryforwards and treatment of income from swap contracts. Net assets were not affected by these reclassifications.

Credit Suisse High Yield Bond Fund

Notes to Financial Statements (continued)

October 31, 2008

Note 9. Contingencies

In the normal course of business, the Fund may provide general indemnifications pursuant to certain contracts and organizational documents. The Fund's maximum exposure under these arrangements is dependent on future claims that may be made against the Fund and, therefore, cannot be estimated; however, based on experience, the risk of loss from such claims is considered remote.

Note 10. Recent Accounting Pronouncements

On September 20, 2006, the FASB released Statement of Financial Accounting Standards No. 157 "Fair Value Measurements" ("FAS 157"). FAS 157 establishes an authoritative definition of fair value, sets out a framework for measuring fair value, and requires additional disclosures about fair-value measurements. The application of FAS 157 is required for fiscal years beginning after November 15, 2007 and interim periods within those fiscal years. As of October 31, 2008, management does not believe the adoption of FAS 157 will impact the amounts reported in the financial statements, however, additional disclosures will be required in subsequent reports.

In March 2008, FASB issued Statement of Financial Accounting Standards No. 161, Disclosures about Derivative Instruments and Hedging Activities ("FAS 161"), an amendment of FASB Statement No. 133. FAS 161 requires enhanced disclosures about (a) how and why an entity uses derivative instruments, (b) how derivative instruments and hedging activities are accounted for, and (c) how derivative instruments and related hedging activities affect a fund's financial position, financial performance, and cash flows. Management of the Fund does not believe the adoption of FAS 161 will materially impact the financial statement amounts, but will require additional disclosures. This will include qualitative and quantitative disclosures on derivative positions existing at period end and the effect of using derivatives during the reporting period. FAS 161 is effective for financial statements issued for fiscal years and interim periods beginning after November 15, 2008.

Credit Suisse High Yield Bond Fund

Report of Independent Registered Public Accounting Firm

To the Board of Trustees and Shareholders of
Credit Suisse High Yield Bond Fund:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations, of changes in net assets and of cash flows and the financial highlights present fairly, in all material respects, the financial position of Credit Suisse High Yield Bond Fund (the "Fund") at October 31, 2008, and the results of its operations and its cash flows for the year then ended and the changes in its net assets and financial highlights for the periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at October 31, 2008 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Baltimore, Maryland
December 29, 2008

Credit Suisse High Yield Bond Fund

Information Concerning Trustees and Officers (unaudited)

Name, Address (Year of Birth)	Position(s) Held with Fund	Term of Office and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee
Independent Trustees

Enrique Arzac c/o Credit Suisse Asset Management, LLC Attn: General Counsel Eleven Madison Avenue New York, New York 10010 (1941)	Chairman of the Board of Trustees; Audit Committee Member and Nominating Committee Chairman	Chairman since 2005 and Trustee since 2001; current term ends at the 2011 annual meeting	Professor of Finance and Economics, Graduate School of Business, Columbia University since 1971.	33	Director of Epoch Holding Corporation (an investment management and investment advisory services company); Director of The Adams Express Company (a closed-end investment company); Director of Petroleum and Resources Corporation (a closed-end investment company).

Terry Fires Bovarnick c/o Credit Suisse Asset Management, LLC Attn: General Counsel Eleven Madison Avenue New York, New York 10010 (1958)	Trustee; Audit and Nominating Committee Member	Since 2006; current term ends at the 2011 annual meeting	Currently retired. Consultant to Chartwell Investment Partners from March 2002 to March 2003.	2	None

James Cattano c/o Primary Resources, Inc. Executive Office 5100 Tamiami Trail N. Naples, FL 34103 (1943)	Trustee; Audit and Nominating Committee Member	Since 2006; current term ends at the 2009 annual meeting	President, Primary Resouces, Inc. (an international trading and manufacturing company specializing in the sale of agricultural commodities throughout Latin American markets) since October 1996.	7	None

Lawrence J. Fox One Logan Square 18th & Cherry Streets Philadelphia, Pennsylvania 19103 (1943)	Trustee; Audit Committee Chairman and Nominating Committee Member	Since 2001; current term ends at the 2010 annual meeting	Partner of Drinker Biddle & Reath (law firm) since 1972.	6	Director, Winthrop Trust Company.

Steven N. Rappaport Lehigh Court, LLC 555 Madison Avenue 29th Floor New York, New York 10022 (1948)	Trustee; Audit and Nominating Committee Member	Since 2005; current term ends at the 2009 annual meeting	Partner of Lehigh Court, LLC and RZ Capital (private investment firms) from July 2002 to present.	33	Director of iCAD, Inc. (surgical and medical instruments and apparatus company); Director of Presstek, Inc. (digital imaging technologies company); Director of Wood Resources, LLC. (plywood manufacturing company).

Credit Suisse High Yield Bond Fund

Information Concerning Trustees and Officers (unaudited) (continued)

Name, Address (Year of Birth)	Position(s) Held with Fund	Term of Office and Length of Time Served	Principal Occupation(s) During Past Five Years
Officers**

George R. Hornig Credit Suisse Asset Management, LLC Eleven Madison Avenue New York, New York 10010 (1954)	Chief Executive Officer and President	Since 2008	Managing Director of Credit Suisse; Co-Chief Operating Officer of Asset Management and Head of Asset Management Americas; Associated with Credit Suisse since 1999; Officer of other Credit Suisse Funds.

Martha B. Metcalf Credit Suisse Asset Management, LLC Eleven Madison Avenue New York, New York 10010 (1965)	Chief Investment Officer	Since 2005	Managing Director of Credit Suisse; Associated with Credit Suisse since 2005; Managing Director and Portfolio Manager of Invesco from 2000 to 2005; Officer of other Credit Suisse Funds.

Emidio Morizio Credit Suisse Asset Management, LLC Eleven Madison Avenue New York, New York 10010 (1966)	Chief Compliance Officer	Since 2004	Director and Global Head of Compliance of Credit Suisse; Associated with Credit Suisse since July 2000; Officer of other Credit Suisse Funds.

Michael A. Pignataro Credit Suisse Asset Management, LLC Eleven Madison Avenue New York, New York 10010 (1959)	Chief Financial Officer	Since 1999	Director and Director of Fund Administration of Credit Suisse; Associated with Credit Suisse or its predecessor since 1984; Officer of other Credit Suisse Funds.

J. Kevin Gao Credit Suisse Asset Management, LLC Eleven Madison Avenue New York, New York 10010 (1967)	Chief Legal Officer since 2006, Vice President and Secretary since 2004	Since 2004	Director and Legal Counsel of Credit Suisse; Associated with Credit Suisse since July 2003; Associated with the law firm of Willkie Farr & Gallagher LLP from 1998 to 2003; Officer of other Credit Suisse Funds.

Credit Suisse High Yield Bond Fund

Information Concerning Trustees and Officers (unaudited) (continued)

Name, Address (Year of Birth)	Position(s) Held with Fund	Term of Office and Length of Time Served	Principal Occupation(s) During Past Five Years
Officers**

Cecilia Chau Credit Suisse Asset Management, LLC Eleven Madison Avenue New York, New York 10010 (1973)	Treasurer	Since 2008	Assistant Vice President of Credit Suisse since June 2007; Associated with Alliance Bernstein L.P. from January 2007 to May 2007; Associated with Credit Suisse from August 2000 to December 2006; Officer of other Credit Suisse Funds.

**   The officers of the Fund shown are officers that make policy decisions.

Credit Suisse High Yield Bond Fund

Proxy Voting and Portfolio Holdings Information (unaudited)

Information regarding how the Fund voted proxies related to its portfolio securities during the 12 month period ended June 30 of each year, as well as the policies and procedures that the Fund uses to determine how to vote proxies relating to its portfolio securities are available:

• By calling 1-800-293-1232

• On the Fund's website, www.credit-suisse.com/us

• On the website of the Securities and Exchange Commission, www.sec.gov.

The Fund files a complete schedule of its portfolio holdings for the first and third quarters of its fiscal year with the SEC on Form N-Q. The Fund's Forms N-Q are available on the SEC's website at www.sec.gov and may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information on the operation of the SEC's Public Reference Room may be obtained by calling 1-202-551-8090.

Credit Suisse High Yield Bond Fund

Dividend Reinvestment and Cash Purchase Plan (unaudited)

Credit Suisse High Yield Bond Fund (the "Fund") offers a Dividend Reinvestment and Cash Purchase Plan (the "Plan") to its common stockholders. The Plan offers common stockholders a prompt and simple way to reinvest net investment income dividends and capital gains and other periodic distributions in shares of the Fund's common stock. Computershare Trust Company, N.A. ("Computershare") acts as Plan Agent for stockholders in administering the Plan.

Participation in the Plan is voluntary. In order to participate in the Plan, you must be a registered holder of at least one share of stock of the Fund. If you are a beneficial owner of the Fund having your shares registered in the name of a bank, broker or other nominee, you must first make arrangements with the organization in whose name your shares are registered to have the shares transferred into your own name. Registered shareholders can join the Plan via the Internet by going to www.computershare.com, authenticating your online account, agreeing to the Terms and Conditions of online "Account Access" and completing an online Plan Enrollment Form. Alternatively, you can complete the Plan Enrollment Form and return it to Computershare at the address below.

By participating in the Plan, your dividends and distributions will be promptly paid to you in additional shares of common stock of the Fund. The number of shares to be issued to you will be determined by dividing the total amount of the distribution payable to you by the greater of (i) the net asset value per share ("NAV") of the Fund's common stock on the payment date, or (ii) 95% of the market price per share of the Fund's common stock on the payment date. If the NAV of the Fund's common stock is greater than the market price (plus estimated brokerage commissions) on the payment date, then Computershare (or a broker-dealer selected by Computershare) shall endeavor to apply the amount of such distribution on your shares to purchase shares of Fund common stock in the open market.

You should be aware that all net investment income dividends and capital gain distributions are taxable to you as ordinary income and capital gain, respectively, whether received in cash or reinvested in additional shares of the Fund's common stock.

The Plan also permits participants to purchase shares of the Fund through Computershare. You may invest $100 or more monthly, with a maximum of $100,000 in any annual period. Computershare will purchase shares for you on the open market on the 25th of each month or the next trading day if the 25th is not a trading day.

There is no service fee payable by Plan participants for dividend reinvestment. For voluntary cash payments, Plan participants must pay a service fee of $5.00 per transaction. Plan participants will also be charged a pro rata share of the brokerage commissions for all open market purchases ($0.03 per share as of October 2006). Participants will also be charged a service fee of $5.00 for each sale and brokerage commissions of $0.03 per share (as of October 2006).

You may terminate your participation in the Plan at any time by requesting a certificate or a sale of your shares held in the Plan. Your withdrawal will be effective immediately if your notice is received by Computershare prior to any dividend or distribution record date; otherwise, such termination will be effective only with respect to any subsequent dividend or distribution. Your dividend participation option will remain the same unless you withdraw all of your whole and fractional Plan shares, in which case your participation in the Plan will be terminated and you will receive subsequent dividends and capital gains distributions in cash instead of shares.

Credit Suisse High Yield Bond Fund

Dividend Reinvestment and Cash Purchase Plan (unaudited) (continued)

If you want further information about the Plan, including a brochure describing the Plan in greater detail, please contact Computershare as follows:

By Internet:  www.computershare.com

By phone:  (800) 730-6001 (U.S. and Canada)
  (781) 575-3100 (Outside U.S. and Canada)

Customer service associates are available from 9:00 a.m. to 5:00 p.m. Eastern time, Monday through Friday

By mail:  Credit Suisse High Yield Bond Fund
  c/o Computershare
  P.O. Box 43078
  Providence, Rhode Island 02940-3078

All notices, correspondence, questions or other communications sent by mail should be sent by registered or certified mail, return receipt requested.

The Plan may be terminated by the Fund or Computershare upon notice in writing mailed to each participant at least 30 days prior to any record date for the payment of any dividend or distribution.

Credit Suisse High Yield Bond Fund
Tax Information Letter

October 31, 2008 (unaudited)

Important Tax Information for Shareholders

For the fiscal year ended October 31, 2008 certain dividends paid by the Fund may be subject to a maximum tax rate of 15%, as provided for by the Jobs and Growth Tax Relief Reconciliation Act of 2003. Complete information will be reported in conjunction with your 2008 Form 1099-DIV.

Credit Suisse High Yield Bond Fund

Other Funds Managed by Credit Suisse Asset Management, LLC

CLOSED-END FUNDS

Single Country
The Chile Fund, Inc. (AMEX: CH)
The First Israel Fund, Inc. (AMEX: ISL)
The Indonesia Fund, Inc. (AMEX: IF)

Multiple Country
The Emerging Markets Telecommunications Fund, Inc. (AMEX: ETF)
The Latin America Equity Fund, Inc. (AMEX: LAQ)

Fixed Income
Credit Suisse Asset Management Income Fund, Inc. (AMEX: CIK)
Credit Suisse High Yield Bond Fund (AMEX: DHY)

Literature Request — Call today for free descriptive information on the closed-end funds listed above at 1-800-293-1232 or visit our website at www.credit-suisse.com/us.

OPEN-END FUNDS

Credit Suisse Cash Reserve Fund

Credit Suisse Commodity Return Strategy Fund

Credit Suisse Global Fixed Income Fund

Credit Suisse Global Small Cap Fund

Credit Suisse High Income Fund

Credit Suisse International Focus Fund

Credit Suisse Large Cap Blend Fund

Credit Suisse Large Cap Growth Fund

Credit Suisse Large Cap Value Fund

Credit Suisse Mid-Cap Core Fund

Credit Suisse Small Cap Core Fund

Fund shares are not deposits or other obligation of Credit Suisse Asset Management, LLC or any affiliate, are not FDIC-insured and are not guaranteed by Credit Suisse Asset Management, LLC or any affiliate. Fund investments are subject to investment risks, including loss of your investment. There are special risk considerations associated with international, global, emerging-market, small-company, private equity, high-yield debt, single-industry, single-country and other special, aggressive or concentrated investment strategies. Past performance cannot guarantee future results.

More complete information about a fund, including charges and expenses, is provided in the Prospectus, which should be read carefully before investing. You may obtain copies by calling Credit Suisse Funds at 800-927-2874. Performance information current to the most recent month-end is available at www.credit-suisse.com/us.

Credit Suisse Asset Management Securities, Inc., Distributor.

This report, including the financial statements herein, is sent to the shareholders of the Fund for their information. It is not a prospectus, circular or representation intended for use in the purchase or sale of shares of the Fund or of any securities mentioned in this report.

DHY-AR-1008

Item 2. Code of Ethics.

The registrant has adopted a code of ethics applicable to its Chief Executive Officer, President, Chief Financial Officer and Chief Accounting Officer, or persons performing similar functions. A copy of the code is filed as Exhibit 12(a)(1) to this Form. There were no amendments to the code during the fiscal year ended October 31, 2008. There were no waivers or implicit waivers from the code granted by the registrant during the fiscal year ended October 31, 2008.

Item 3. Audit Committee Financial Expert.

The registrant’s governing board has determined that it has two audit committee financial experts serving on its audit committee: Enrique R. Arzac and Steven N. Rappaport.  Each audit committee financial expert is “independent” for purposes of this item.

Item 4. Principal Accountant Fees and Services.

(a) through (d). The information in the table below is provided for services rendered to the registrant by its independent registered public accounting firm, PricewaterhouseCoopers LLP (“PwC”), for its fiscal years ended October 31, 2007 and October 31, 2008.

	2007	2008
Audit Fees	$33,000	$33,660
Audit-Related Fees(1)	$12,510	$3,400
Tax Fees(2)	$2,580	$2,630
All Other Fees	—	—
Total	$48,090	$39,690

(1) Services include agreed-upon procedures in connection with the registrant’s semi-annual financial statements ($3,340 in 2007 and $3,400 in 2008 and the Fund’s Debt Covenant Agreement for 2007 ($9,170).

(2) Tax services in connection with the registrant’s excise tax calculations and review of the registrant’s applicable tax returns.

The information in the table below is provided with respect to non-audit services that directly relate to the registrant’s operations and financial reporting and that were rendered by PwC to the registrant’s investment adviser, Credit Suisse Asset Management, LLC (“Credit Suisse”), and any service provider to the registrant controlling, controlled by or under common control with Credit Suisse that provided ongoing services to the registrant (“Covered Services Provider”), for the registrant’s fiscal years ended October 31, 2007 and October 31, 2008.

	2007	2008
Audit-Related Fees	N/A	N/A
Tax Fees	N/A	N/A
All Other Fees	N/A	N/A
Total	N/A	N/A

2

(e)(1) Pre-Approval Policies and Procedures.  The Audit Committee (“Committee”) of the registrant is responsible for pre-approving (i) all audit and permissible non-audit services to be provided by the independent registered public accounting firm to the registrant and (ii) all permissible non-audit services to be provided by the independent registered public accounting firm to Credit Suisse and any Covered Services Provider if the engagement relates directly to the operations and financial reporting of the registrant.  The Committee may delegate its responsibility to pre-approve any such audit and permissible non-audit services to the Chairperson of the Committee, and the Chairperson shall report to the Committee, at its next regularly scheduled meeting after the Chairperson’s pre-approval of such services, his or her decision(s).  The Committee may also establish detailed pre-approval policies and procedures for pre-approval of such services in accordance with applicable laws, including the delegation of some or all of the Committee’s pre-approval responsibilities to other persons (other than Credit Suisse or the registrant’s officers).  Pre-approval by the Committee of any permissible non-audit services shall not be required so long as: (i) the aggregate amount of all such permissible non-audit services provided to the registrant, Credit Suisse and any Covered Services Provider constitutes not more than 5% of the total amount of revenues paid by the registrant to its independent registered public accounting firm during the fiscal year in which the permissible non-audit services are provided; (ii) the permissible non-audit services were not recognized by the registrant at the time of the engagement to be non-audit services; and (iii) such services are promptly brought to the attention of the Committee and approved by the Committee (or its delegate(s)) prior to the completion of the audit.

(e)(2) The information in the table below sets forth the percentages of fees for services (other than audit, review or attest services) rendered by PwC to the registrant for which the pre-approval requirement was waived pursuant to Rule 2-01(c)(7)(i)(C) of Regulation S-X:

	2007	2008
Audit-Related Fees	N/A	N/A
Tax Fees	N/A	N/A
All Other Fees	N/A	N/A
Total	N/A	N/A

3

The information in the table below sets forth the percentages of fees for services (other than audit, review or attest services) rendered by PwC to Credit Suisse and any Covered Services Provider required to be approved pursuant to Rule 2-01(c)(7)(ii)of Regulation S-X, for the registrant’s fiscal years ended October 31, 2007 and October 31, 2008:

	2007	2008
Audit-Related Fees	N/A	N/A
Tax Fees	N/A	N/A
All Other Fees	N/A	N/A
Total	N/A	N/A

(f) Not Applicable.

(g) The aggregate fees billed by PwC for non-audit services rendered to the registrant, Credit Suisse and Covered Service Providers for the fiscal years ended October 31, 2007 and October 31, 2008 were $15,090 and $6,030, respectively.

(h) Not Applicable.

Item 5. Audit Committee of Listed Registrants.

The registrant has a separately designated standing audit committee established in accordance with Section 3(a)(58)(A) of the Securities Exchange Act of 1934, as amended.  The members of the committee are Enrique R. Arzac, Terry Bovarnick, James Cattano, Lawrence Fox and Steven N. Rappaport.

Item 6. Schedule of Investments.

Included as part of the report to shareholders filed under Item 1 of this Form.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

4

CREDIT SUISSE ASSET MANAGEMENT, LLC

CREDIT SUISSE FUNDS

CREDIT SUISSE INSTITUTIONAL FUNDS

CREDIT SUISSE CLOSED-END FUNDS

PROXY VOTING POLICY AND PROCEDURES

Introduction

Credit Suisse Asset Management, LLC (“Credit Suisse”) is a fiduciary that owes each of its clients duties of care and loyalty with respect to proxy voting.  The duty of care requires Credit Suisse to monitor corporate events and to vote proxies.  To satisfy its duty of loyalty, Credit Suisse must cast proxy votes in the best interests of each of its clients.

The Credit Suisse Funds, Credit Suisse Institutional Funds, and Credit Suisse Closed-End Funds (the “Funds”), which have engaged Credit Suisse Asset Management, LLC as their investment adviser, are of the belief that the proxy voting process is a means of addressing corporate governance issues and encouraging corporate actions both of which can enhance shareholder value.

Policy

The Proxy Voting Policy (the “Policy”) set forth below is designed to ensure that proxies are voted in the best interests of Credit Suisse’s clients.  The Policy addresses particular issues and gives a general indication of how Credit Suisse will vote proxies.  The Policy is not exhaustive and does not include all potential issues.

Proxy Voting Committee

The Proxy Voting Committee will consist of a member of the Portfolio Management Department, a member of the Legal and Compliance Department, and a member of the Operations Department (or their designees).  The purpose of the Proxy Voting Committee is to administer the voting of all clients’ proxies in accordance with the Policy.  The Proxy Voting Committee will review the Policy annually to ensure that it is designed to promote the best interests of Credit Suisse’s clients.

For the reasons disclosed below under “Conflicts,” the Proxy Voting Committee has engaged the services of an independent third party (initially, Risk Metrics Group’s ISS Governance Services Unit (“ISS”)) to assist in issue analysis and vote recommendation for proxy proposals.  Proxy proposals addressed by the Policy will be voted in accordance with the Policy.  Proxy proposals

5

addressed by the Policy that require a case-by-case analysis will be voted in accordance with the vote recommendation of ISS.  Proxy proposals not addressed by the Policy will also be voted in accordance with the vote recommendation of ISS.  To the extent that the Proxy Voting Committee proposes to deviate from the Policy or the ISS vote recommendation, the Committee shall obtain client consent as described below.

Credit Suisse investment professionals may submit a written recommendation to the Proxy Voting Committee to vote in a manner inconsistent with the Policy and/or the recommendation of ISS.  Such recommendation will set forth its basis and rationale.  In addition, the investment professional must confirm in writing that he/she is not aware of any conflicts of interest concerning the proxy matter or provide a full and complete description of the conflict.

Conflicts

Credit Suisse is part of the asset management business of Credit Suisse one of the world’s leading banks.  As part of a global, full service investment-bank, broker-dealer, and asset-management organization, Credit Suisse and its affiliates and personnel may have multiple advisory, transactional, financial, and other interests in securities, instruments, and companies that may be purchased or sold by Credit Suisse for its clients’ accounts.  The interests of Credit Suisse and/or its affiliates and personnel may conflict with the interests of Credit Suisse’s clients in connection with any proxy issue.  In addition, Credit Suisse may not be able to identify all of the conflicts of interest relating to any proxy matter.

Consent

In each and every instance in which the Proxy Voting Committee favors voting in a manner that is inconsistent with the Policy or the vote recommendation of ISS (including proxy proposals addressed and not addressed by the Policy), it shall disclose to the client conflicts of interest information and obtain client consent to vote.  Where the client is a Fund, disclosure shall be made to any one director who is not an “interested person,” as that term is defined under the Investment Company Act of 1940, as amended, of the Fund.

Recordkeeping

Credit Suisse is required to maintain in an easily accessible place for six years all records relating to proxy voting.

These records include the following:

•                  a copy of the Policy;

•                  a copy of each proxy statement received on behalf of Credit Suisse clients;

6

•                  a record of each vote cast on behalf of Credit Suisse clients;

•                  a copy of all documents created by Credit Suisse personnel that were material to making a decision on a vote or that memorializes the basis for the decision; and

•                  a copy of each written request by a client for information on how Credit Suisse voted proxies, as well as a copy of any written response.

Credit Suisse reserves the right to maintain certain required proxy records with ISS in accordance with all applicable regulations.

Disclosure

Credit Suisse will describe the Policy to each client.  Upon request, Credit Suisse will provide any client with a copy of the Policy.  Credit Suisse will also disclose to its clients how they can obtain information on their proxy votes.

ISS will capture data necessary for Funds to file Form N-PX on an annual basis concerning their proxy voting record in accordance with applicable law.

Procedures

The Proxy Voting Committee will administer the voting of all client proxies. Credit Suisse has engaged ISS as an independent third party proxy voting service to assist in the voting of client proxies.  ISS will coordinate with each client’s custodian to ensure that proxy materials reviewed by the custodians are processed in a timely fashion.  ISS will provide Credit Suisse with an analysis of proxy issues and a vote recommendation for proxy proposals.  ISS will refer proxies to the Proxy Voting Committee for instructions when the application of the Policy is not clear.  The Proxy Voting Committee will notify ISS of any changes to the Policy or deviating thereof.

PROXY VOTING POLICY

Operational Items

Adjourn Meeting

Proposals to provide management with the authority to adjourn an annual or special meeting will be determined on a case-by-case basis.

Amend Quorum Requirements

Proposals to reduce quorum requirements for shareholder meetings below a majority of the shares outstanding will be determined on a case-by-case basis.

7

Amend Minor Bylaws

Generally vote for bylaw or charter changes that are of a housekeeping nature.

Change Date, Time, or Location of Annual Meeting

Generally vote for management proposals to change the date/time/location of the annual meeting unless the proposed change is unreasonable.  Generally vote against shareholder proposals to change the date/time/location of the annual meeting unless the current scheduling or location is unreasonable.

Ratify Auditors

Generally vote for proposals to ratify auditors unless: (1) an auditor has a financial interest in or association with the company, and is therefore not independent; (2) fees for non-audit services are excessive, or (3) there is reason to believe that the independent auditor has rendered an opinion, which is neither accurate nor indicative of the company’s financial position.  Generally vote on a case-by-case basis on shareholder proposals asking companies to prohibit their auditors from engaging in non-audit services (or capping the level of non-audit services).  Generally vote on a case-by-case basis on auditor rotation proposals taking into consideration: (1) tenure of audit firm; (2) establishment and disclosure of a renewal process whereby the auditor is regularly evaluated for both audit quality and competitive price; (3) length of the rotation period advocated in the proposal, and (4) significant audit related issues.

Board of Directors

Voting on Director Nominees in Uncontested Elections

Generally votes on director nominees on a case-by-case basis.  Votes may be withheld: (1) from directors who attended less than 75% of the board and committee meetings without a valid reason for the absences; (2) implemented or renewed a dead-hand poison pill; (3) ignored a shareholder proposal that was approved by a majority of the votes cast for two consecutive years; (4) ignored a shareholder proposal approved by a majority of the shares outstanding; (5) have failed to act on takeover offers where the majority of the shareholders have tendered their shares; (6) are inside directors or affiliated outside directors and sit on the audit, compensation, or nominating committee; (7) are inside directors or affiliated outside directors and the full board serves as the audit, compensation, or nominating committee or the company does not have one of these committees; or (8) are audit committee members and the non-audit fees paid to the auditor are excessive

8

Cumulative Voting

Proposals to eliminate cumulative voting will be determined on a case-by-case basis. Proposals to restore or provide for cumulative voting in the absence of sufficient good governance provisions and/or poor relative shareholder returns will be determined on a case-by-case basis.

Director and Officer Indemnification and Liability Protection

Proposals on director and officer indemnification and liability protection generally evaluated on a case-by-case basis.  Generally vote against proposals that would: (1) eliminate entirely directors’ and officers’ liability for monetary damages for violating the duty of care; or (2) expand coverage beyond just legal expenses to acts, such as negligence, that are more serious violations of fiduciary obligation than mere carelessness.  Generally vote for only those proposals providing such expanded coverage in cases when a director’s or officer’s legal defense was unsuccessful if: (1) the director was found to have acted in good faith and in a manner that he reasonably believed was in the best interests of the company, and (2) only if the director’s legal expenses would be covered.

Filling Vacancies/Removal of Directors

Generally vote against proposals that provide that directors may be removed only for cause.  Generally vote for proposals to restore shareholder ability to remove directors with or without cause.  Proposals that provide that only continuing directors may elect replacements to fill board vacancies will be determined on a case-by-case basis.  Generally vote for proposals that permit shareholders to elect directors to fill board vacancies.

Independent Chairman (Separate Chairman/CEO)

Generally vote for shareholder proposals requiring the position of chairman be filled by an independent director unless there are compelling reasons to recommend against the proposal, including: (1) designated lead director, elected by and from the independent board members with clearly delineated duties; (2) 2/3 independent board; (3) all independent key committees; or (4) established governance guidelines.

Majority of Independent Directors

Generally vote for shareholder proposals requiring that the board consist of a majority or substantial majority (two-thirds) of independent directors unless the board composition already meets the adequate threshold.  Generally vote for shareholder proposals requiring the board audit, compensation, and/or nominating committees be composed exclusively of independent directors if they currently do not meet that standard.  Generally withhold votes from insiders and affiliated outsiders sitting on the audit, compensation, or nominating committees.  Generally withhold votes from insiders and affiliated outsiders on boards that are

9

lacking any of these three panels.  Generally withhold votes from insiders and affiliated outsiders on boards that are not at least majority independent.

Term Limits

Generally vote against shareholder proposals to limit the tenure of outside directors.

Proxy Contests

Voting on Director Nominees in Contested Elections

Votes in a contested election of directors should be decided on a case-by-case basis, with shareholders determining which directors are best suited to add value for shareholders.  The major decision factors are: (1) company performance relative to its peers; (2) strategy of the incumbents versus the dissidents; (3) independence of directors/nominees; (4) experience and skills of board candidates; (5) governance profile of the company; (6) evidence of management entrenchment; (7) responsiveness to shareholders; or (8) whether takeover offer has been rebuffed.

Amend Bylaws without Shareholder Consent

Proposals giving the board exclusive authority to amend the bylaws will be determined on a case-by-case basis.  Proposals giving the board the ability to amend the bylaws in addition to shareholders will be determined on a case-by-case basis.

Confidential Voting

Generally vote for shareholder proposals requesting that corporations adopt confidential voting, use independent vote tabulators and use independent inspectors of election, as long as the proposal includes a provision for proxy contests as follows: In the case of a contested election, management should be permitted to request that the dissident group honor its confidential voting policy.  If the dissidents agree, the policy may remain in place.  If the dissidents will not agree, the confidential voting policy may be waived.  Generally vote for management proposals to adopt confidential voting.

Cumulative Voting

Proposals to eliminate cumulative voting will be determined on a case-by-case basis.  Proposals to restore or provide for cumulative voting in the absence of sufficient good governance provisions and/or poor relative shareholder returns will be determined on a case-by-case basis.

10

Antitakeover Defenses and Voting Related Issues

Advance Notice Requirements for Shareholder Proposals/Nominations

Votes on advance notice proposals are determined on a case-by-case basis.

Amend Bylaws without Shareholder Consent

Proposals giving the board exclusive authority to amend the bylaws will be determined on a case-by-case basis.  Generally vote for proposals giving the board the ability to amend the bylaws in addition to shareholders.

Poison Pills (Shareholder Rights Plans)

Generally vote for shareholder proposals requesting that the company submit its poison pill to a shareholder vote or redeem it.  Votes regarding management proposals to ratify a poison pill should be determined on a case-by-case basis.  Plans should embody the following attributes: (1) 20% or higher flip-in or flip-over; (2) two to three year sunset provision; (3) no dead-hand or no-hand features; or (4) shareholder redemption feature

Shareholders’ Ability to Act by Written Consent

Generally vote against proposals to restrict or prohibit shareholders’ ability to take action by written consent.  Generally vote for proposals to allow or make easier shareholder action by written consent.

Shareholders’ Ability to Call Special Meetings

Proposals to restrict or prohibit shareholders’ ability to call special meetings or that remove restrictions on the right of shareholders to act independently of management will be determined on a case-by-case basis.

Supermajority Vote Requirements

Proposals to require a supermajority shareholder vote will be determined on a case-by-case basis Proposals to lower supermajority vote requirements will be determined on a case-by-case basis.

Merger and Corporate Restructuring

Appraisal Rights

Generally vote for proposals to restore, or provide shareholders with, rights of appraisal.

11

Asset Purchases

Generally vote case-by-case on asset purchase proposals, taking into account: (1) purchase price, including earnout and contingent payments; (2) fairness opinion; (3) financial and strategic benefits; (4) how the deal was negotiated; (5) conflicts of interest; (6) other alternatives for the business; or (7) noncompletion risk (company’s going concern prospects, possible bankruptcy).

Asset Sales

Votes on asset sales should be determined on a case-by-case basis after considering: (1) impact on the balance sheet/working capital; (2) potential elimination of diseconomies; (3) anticipated financial and operating benefits; (4) anticipated use of funds; (5) value received for the asset; fairness opinion (if any); (6) how the deal was negotiated; or (6) Conflicts of interest

Conversion of Securities

Votes on proposals regarding conversion of securities are determined on a case-by-case basis. When evaluating these proposals, should review (1) dilution to existing shareholders’ position; (2) conversion price relative to market value; (3) financial issues: company’s financial situation and degree of need for capital; effect of the transaction on the company’s cost of capital; (4) control issues: change in management; change in control; standstill provisions and voting agreements; guaranteed contractual board and committee seats for investor; veto power over certain corporate actions; (5) termination penalties; (6) conflict of interest: arm’s length transactions, managerial incentives.  Generally vote for the conversion if it is expected that the company will be subject to onerous penalties or will be forced to file for bankruptcy if the transaction is not approved.

Corporate Reorganization

Votes on proposals to increase common and/or preferred shares and to issue shares as part of a debt restructuring plan are determined on a case-by-case basis, after evaluating: (1) dilution to existing shareholders’ position; (2) terms of the offer; (3) financial issues; (4) management’s efforts to pursue other alternatives; (5) control issues; (6) conflict of interest.  Generally vote for the debt restructuring if it is expected that the company will file for bankruptcy if the transaction is not approved.

Reverse Leveraged Buyouts

Votes on proposals to increase common and/or preferred shares and to issue shares as part of a debt restructuring plan are determined on a case-by-case basis, after evaluating: (1) dilution to existing shareholders’ position; (2) terms of the offer; (3) financial issues; (4) management’s efforts to pursue other alternatives; (5) control issues; (6) conflict of interest.  Generally vote

12

for the debt restructuring if it is expected that the company will file for bankruptcy if the transaction is not approved.

Formation of Holding Company

Votes on proposals regarding the formation of a holding company should be determined on a case-by-case basis taking into consideration: (1) the reasons for the change; (2) any financial or tax benefits; (3) regulatory benefits; (4) increases in capital structure; (5) changes to the articles of incorporation or bylaws of the company.  Absent compelling financial reasons to recommend the transaction, generally vote against the formation of a holding company if the transaction would include either of the following: (1) increases in common or preferred stock in excess of the allowable maximum as calculated a model capital structure; (2) adverse changes in shareholder rights; (3) going private transactions; (4) votes going private transactions on a case-by-case basis, taking into account: (a) offer price/premium; (b) fairness opinion; (c) how the deal was negotiated; (d) conflicts of interest; (e) other alternatives/offers considered; (f) noncompletion risk.

Joint Ventures

Vote on a case-by-case basis on proposals to form joint ventures, taking into account: (1) percentage of assets/business contributed; (2) percentage ownership; (3) financial and strategic benefits; (4) governance structure; (5) conflicts of interest; (6) other alternatives; (7) noncompletion risk; (8) liquidations.  Votes on liquidations should be determined on a case-by-case basis after reviewing: (1) management’s efforts to pursue other alternatives such as mergers; (2) appraisal value of the assets (including any fairness opinions); (3) compensation plan for executives managing the liquidation.  Generally vote for the liquidation if the company will file for bankruptcy if the proposal is not approved.

Mergers and Acquisitions

Votes on mergers and acquisitions should be considered on a case-by-case basis, determining whether the transaction enhances shareholder value by giving consideration to: (1) prospects of the combined companies; (2) anticipated financial and operating benefits; (3) offer price; (4) fairness opinion; (5) how the deal was negotiated; (6) changes in corporate governance and their impact on shareholder rights; (7) change in the capital structure; (8) conflicts of interest.

Private Placements

Votes on proposals regarding private placements should be determined on a case-by-case basis. When evaluating these proposals, should review: (1) dilution to existing shareholders’ position; (2) terms of the offer; (3) financial issues; (4) management’s efforts to pursue alternatives such as mergers; (5) control issues; (6) conflict of interest.  Generally vote for the

13

private placement if it is expected that the company will file for bankruptcy if the transaction is not approved.

Prepackaged Bankruptcy Plans

Votes on proposals to increase common and/or preferred shares and to issue shares as part of a debt restructuring plan are determined on a case-by-case basis, after evaluating: (1) dilution to existing shareholders’ position; (2) terms of the offer; (3) financial issues; (4) management’s efforts to pursue other alternatives; (5) control issues; (6) conflict of interest.  Generally vote for the debt restructuring if it is expected that the company will file for bankruptcy if the transaction is not approved.

Recapitalization

Votes case-by-case on recapitalizations (reclassifications of securities), taking into account: (1) more simplified capital structure; (2) enhanced liquidity; (3) fairness of conversion terms, including fairness opinion; (4) impact on voting power and dividends; (5) reasons for the reclassification; (6) conflicts of interest; (7) other alternatives considered.

Reverse Stock Splits

Generally vote for management proposals to implement a reverse stock split when the number of authorized shares will be proportionately reduced.  Generally vote for management proposals to implement a reverse stock split to avoid delisting.  Votes on proposals to implement a reverse stock split that do not proportionately reduce the number of shares authorized for issue should be determined on a case-by-case basis.

Spinoffs

Votes on spinoffs should be considered on a case-by-case basis depending on: (1) tax and regulatory advantages; (2) planned use of the sale proceeds; (3) valuation of spinoff; fairness opinion; (3) benefits that the spinoff may have on the parent company including improved market focus; (4) conflicts of interest; managerial incentives; (5) any changes in corporate governance and their impact on shareholder rights; (6) change in the capital structure

Value Maximization Proposals

Vote case-by-case on shareholder proposals seeking to maximize shareholder value.

Capital Structure

Adjustments to Par Value of Common Stock

14

Generally vote for management proposals to reduce the par value of common stock unless the action is being taken to facilitate an antitakeover device or some other negative corporate governance action.  Generally vote for management proposals to eliminate par value.

Common Stock Authorization

Votes on proposals to increase the number of shares of common stock authorized for issuance are determined on a case-by-case basis.  Generally vote against proposals at companies with dual-class capital structures to increase the number of authorized shares of the class of stock that has superior voting rights.  Generally vote for proposals to approve increases beyond the allowable increase when a company’s shares are in danger of being delisted or if a company’s ability to continue to operate as a going concern is uncertain.

Dual-class Stock

Generally vote against proposals to create a new class of common stock with superior voting rights.  Generally vote for proposals to create a new class of nonvoting or subvoting common stock if: (1) it is intended for financing purposes with minimal or no dilution to current shareholders; (2) it is not designed to preserve the voting power of an insider or significant shareholder.

Issue Stock for Use with Rights Plan

Generally vote against proposals that increase authorized common stock for the explicit purpose of implementing a shareholder rights plan.

Preemptive Rights

Votes regarding shareholder proposals seeking preemptive rights should be determined on a case-by-case basis after evaluating: (1) the size of the company; (2) the shareholder base; (3) the liquidity of the stock

Preferred Stock

Generally vote against proposals authorizing the creation of new classes of preferred stock with unspecified voting, conversion, dividend distribution, and other rights (“blank check” preferred stock).  Generally vote for proposals to create “declawed” blank check preferred stock (stock that cannot be used as a takeover defense).  Generally vote for proposals to authorize preferred stock in cases where the company specifies the voting, dividend, conversion, and other rights of such stock and the terms of the preferred stock appear reasonable.  Generally vote against proposals to increase the number of blank check preferred stock authorized for issuance when no shares have been issued or reserved for a specific purpose.  Generally vote case-by-case on proposals to increase the number of blank check

15

preferred shares after analyzing the number of preferred shares available for issue given a company’s industry and performance in terms of shareholder returns.

Recapitalization

Vote case-by-case on recapitalizations (reclassifications of securities), taking into account: (1) more simplified capital structure; (2) enhanced liquidity; (3) fairness of conversion terms, including fairness opinion; (4) impact on voting power and dividends; (5) reasons for the reclassification; (6) conflicts of interest; (7) other alternatives considered.

Reverse Stock Splits

Generally vote for management proposals to implement a reverse stock split when the number of authorized shares will be proportionately reduced.  Generally vote for management proposals to implement a reverse stock split to avoid delisting.  Votes on proposals to implement a reverse stock split that do not proportionately reduce the number of shares authorized for issue should be determined on a case-by-case basis.

Share Repurchase Programs

Generally vote for management proposals to institute open-market share repurchase plans in which all shareholders may participate on equal terms.

Stock Distributions: Splits and Dividends

Generally vote for management proposals to increase the common share authorization for a stock split or share dividend, provided that the increase in authorized shares would not result in an excessive number of shares available for issuance.

Tracking Stock

Votes on the creation of tracking stock are determined on a case-by-case basis, weighing the strategic value of the transaction against such factors as: (1) adverse governance changes; (2) excessive increases in authorized capital stock; (3) unfair method of distribution; (4) diminution of voting rights; (5) adverse conversion features; (6) negative impact on stock option plans; (7) other alternatives such as a spinoff.

Executive and Director Compensation

Executive and Director Compensation

Votes on compensation plans for directors are determined on a case-by-case basis.

16

Stock Plans in Lieu of Cash

Votes for plans which provide participants with the option of taking all or a portion of their cash compensation in the form of stock are determined on a case-by-case basis.  Generally vote for plans which provide a dollar-for-dollar cash for stock exchange.  Votes for plans which do not provide a dollar-for-dollar cash for stock exchange should be determined on a case-by-case basis.

Director Retirement Plans

Generally vote against retirement plans for nonemployee directors.  Generally vote for shareholder proposals to eliminate retirement plans for nonemployee directors.

Management Proposals Seeking Approval to Reprice Options

Votes on management proposals seeking approval to reprice options are evaluated on a case-by-case basis giving consideration to the following: (1) historic trading patterns; (2) rationale for the repricing; (3) value-for-value exchange; (4) option vesting; (5) term of the option; (6) exercise price; (7) participants; (8) employee stock purchase plans.  Votes on employee stock purchase plans should be determined on a case-by-case basis.  Generally vote for employee stock purchase plans where: (1) purchase price is at least 85 percent of fair market value; (2) offering period is 27 months or less, and (3) potential voting power dilution (VPD) is ten percent or less.  Generally vote against employee stock purchase plans where either: (1) purchase price is less than 85 percent of fair market value; (2) Offering period is greater than 27 months, or (3) VPD is greater than ten percent

Incentive Bonus Plans and Tax Deductibility Proposals

Generally vote for proposals that simply amend shareholder-approved compensation plans to include administrative features or place a cap on the annual grants any one participant may receive.  Generally vote for proposals to add performance goals to existing compensation plans.  Votes to amend existing plans to increase shares reserved and to qualify for favorable tax treatment considered on a case-by-case basis.  Generally vote for cash or cash and stock bonus plans that are submitted to shareholders for the purpose of exempting compensation from taxes if no increase in shares is requested.

Employee Stock Ownership Plans (ESOPs)

Generally vote for proposals to implement an ESOP or increase authorized shares for existing ESOPs, unless the number of shares allocated to the ESOP is excessive (more than five percent of outstanding shares.)

17

401(k) Employee Benefit Plans

Generally vote for proposals to implement a 401(k) savings plan for employees.

Shareholder Proposals Regarding Executive and Director Pay

Generally vote for shareholder proposals seeking additional disclosure of executive and director pay information, provided the information requested is relevant to shareholders’ needs, would not put the company at a competitive disadvantage relative to its industry, and is not unduly burdensome to the company.  Generally vote against shareholder proposals seeking to set absolute levels on compensation or otherwise dictate the amount or form of compensation.  Generally vote against shareholder proposals requiring director fees be paid in stock only.  Generally vote for shareholder proposals to put option repricings to a shareholder vote.  Vote for shareholders proposals to exclude pension fund income in the calculation of earnings used in determining executive bonuses/compensation.  Vote on a case-by-case basis for all other shareholder proposals regarding executive and director pay, taking into account company performance, pay level versus peers, pay level versus industry, and long term corporate outlook.

Performance-Based Option Proposals

Generally vote for shareholder proposals advocating the use of performance-based equity awards (indexed, premium-priced, and performance-vested options), unless: (1) the proposal is overly restrictive; or (2) the company demonstrates that it is using a substantial portion of performance-based awards for its top executives.

Stock Option Expensing

Generally vote for shareholder proposals asking the company to expense stock options unless the company has already publicly committed to start expensing by a specific date.

Golden and Tin Parachutes

Generally vote for shareholder proposals to require golden and tin parachutes to be submitted for shareholder ratification, unless the proposal requires shareholder approval prior to entering into employment contracts.  Vote on a case-by-case basis on proposals to ratify or cancel golden or tin parachutes.

May 14, 2008

Item 8.  Portfolio Managers of Closed-End Management Investment Companies.

Information pertaining to the Chief Investment Officer of the Credit Suisse High Yield Bond Fund, as of October 31, 2008, is set forth below.

18

Martha B. Metcalf Chief Investment Officer Since 2005	Managing Director; Associated with Credit Suisse since 2005; Managing Director and Portfolio Manager of Invesco from 2000 to 2005; Officer of other Credit Suisse Funds

Date of Birth: 04/09/65

Registered Investment Companies, Pooled Investment Vehicles and Other Accounts Managed

As reported to the Registrant, the information in the following table reflects the number of registered investment companies, pooled investment vehicles and other accounts managed by Ms. Metcalf and the total assets managed within each category as of October 31, 2008.

	Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts
Martha Metcalf	4 $381 million	2 $117 million	7 $1,282 million

No advisory fee is paid based on performance for any of the accounts listed above.

Potential Conflicts of Interest

It is possible that conflicts of interest may arise in connection with the portfolio managers’ management of the Portfolio’s investments on the one hand and the investments of other accounts on the other. For example, the portfolio managers may have conflicts of interest in allocating management time, resources and investment opportunities among the Portfolio and other accounts they advise. In addition due to differences in the investment strategies or restrictions between the Portfolio and the other accounts, the portfolio managers may take action with respect to another account that differs from the action taken with respect to the Portfolio.  Credit Suisse has adopted policies and procedures that are designed to minimize the effects of these conflicts.

If Credit Suisse believes that the purchase or sale of a security is in the best interest of more than one client, it may (but is not obligated to) aggregate the orders to be sold or purchased to seek favorable execution or lower brokerage commissions, to the extent permitted by applicable laws and regulations.  Credit Suisse may aggregate orders if all participating client accounts benefit equally (i.e., all receive an average price of the aggregated orders). In the event Credit Suisse aggregates an order for participating accounts, the method of allocation will generally be determined prior to the trade execution. Although no specific method of allocation of transactions (as well as expenses incurred in the transactions) is expected to be used, allocations will be designed to ensure that over time all clients receive fair treatment consistent with Credit Suisse’s fiduciary duty to its clients (including its duty to seek to obtain best execution of client trades). The accounts aggregated may

19

include registered and unregistered investment companies managed by Credit Suisse’s affiliates and accounts in which Credit Suisse’s officers, directors, agents, employees or affiliates own interests. Applicant may not be able to aggregate securities transactions for clients who direct the use of a particular broker-dealer, and the client also may not benefit from any improved execution or lower commissions that may be available for such transactions.

Compensation

Ms. Metcalf is compensated for her services by Credit Suisse. Her compensation consists of a fixed base salary and a discretionary bonus that is not tied by formula to the performance of any fund or account. The factors taken into account in determining her bonus include the Fund’s performance, assets held in the Fund and other accounts managed by her, business growth, team work, management, corporate citizenship, etc.

A portion of the bonus may be paid in phantom shares of Credit Suisse Group stock as deferred compensation. Phantom shares are shares representing an unsecured right to receive on a particular date a specified number of registered shares subject to certain terms and conditions. A portion of the bonus will receive the notional return of the fund(s) the portfolio manager manages and a portion of the bonus will receive the notional return of a basket of other Credit Suisse funds along the product line of the portfolio manager.

Like all employees of Credit Suisse, portfolio managers participate in Credit Suisse’s profit sharing and 401(k) plans.

Securities Ownership.  As of October 31, 2008, Ms. Metcalf own approximately 200 shares of the registrant on behalf of her children.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

None.

Item 10. Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant’s board of directors since the registrant last provided disclosure in response to the requirements of Item 7(d)(2)(ii)(g) of Schedule 14A in its definitive proxy statement dated December 28, 2007.

20

Item 11. Controls and Procedures.

(a) As of a date within 90 days from the filing date of this report, the principal executive officer and principal financial officer concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “Act”)) were effective based on their evaluation of the disclosure controls and procedures required by Rule 30a-3(b) under the Act and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934.

(b) There were no changes in registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)(1)       Registrant’s Code of Ethics is an exhibit to this report.

(a)(2)       The certifications of the registrant as required by Rule 30a-2(a) under the Act are exhibits to this report.

(a)(3)       Not applicable.

(b)           The certifications of the registrant as required by Rule 30a-2(b) under the Act are an exhibit to this report.

21

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

CREDIT SUISSE HIGH YIELD BOND FUND.

/s/ George R. Hornig
Name:	George R. Hornig
Title:	Chief Executive Officer
Date:	January 8, 2009

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

/s/ George R. Hornig
Name:	George R. Hornig
Title:	Chief Executive Officer
Date:	January 8, 2009

/s/ Michael A. Pignataro
Name:	Michael A. Pignataro
Title:	Chief Financial Officer
Date:	January 8, 2009

22